UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

6125 Memorial Drive Dublin, OH 43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Item 1.	Report to Stockholders.

The Flex-funds®

2008 Semiannual Report

June 30, 2008

The Flex-funds®

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Performance Review

Period & Average Total Returns as of June 30, 2008	3 Months	YTD	1 year	3 years	5 years	10 years	Since Inception	Net Expense Ratio**	Gross Expense Ratio***
FUND OF FUNDS
The Dynamic Growth Fund	3.05%	-8.55%	-9.04%	6.33%	8.43%	—	-0.47%[1]	1.32%	1.86%
The Muirfield Fund®	1.67%	-9.14%	-9.75%	5.08%	7.24%	3.58%	7.93%[2]	1.38%	1.88%
The Focused Growth Fund	-0.42%	-10.02%	-11.39%	—	—	—	0.84%[3]	1.58%	1.68%
The Aggressive Growth Fund	-0.52%	-10.24%	-11.08%	4.85%	7.60%	—	-2.91%[4]	1.70%	1.83%
The Defensive Growth Fund	-1.37%	-10.33%	-11.70%	—	—	—	-0.13%[5]	1.56%	1.66%
EQUITY FUNDS
The Socially Responsible Utilities Fund (formerly The Total Return Utilities Fund)	7.01%	-2.51%	2.27%	12.56%	14.97%	6.54%	9.79%[6]	1.90%	2.10%
The Quantex Fund™	-4.73%	-13.16%	-26.22%	-0.46%	4.36%	0.52%	6.26%[7]	1.56%	2.09%
MONEY MARKET FUNDS
The Money Market Fund - Retail*	0.61%	1.53%	3.98%	4.29%	3.09%	3.54%	4.98%[8]	0.48%	0.84%
Current & Effective Yields	7-day Compound: 2.21%; 7-day Simple: 2.19%
The Money Market Fund - Institutional*	0.65%	1.60%	4.13%	4.44%	—	—	4.15%[9]	0.34%	0.67%
Current & Effective Yields	7-day Compound: 2.36%; 7-day Simple: 2.33%
FIXED INCOME FUND
The U.S. Government Bond Fund	-2.01%	0.64%	7.38%	3.76%	2.06%	3.49%	5.57%[10]	1.01%	1.72%
BENCHMARK INDICES
S&P 500 Index	-2.72%	-11.91%	-13.11%	4.40%	7.57%	2.88%	—	—	—
Blended Index****	-1.49%	-6.79%	-6.59%	4.34%	5.83%	3.15%	—	—	—
NASDAQ Composite Index	0.82%	-13.18%	-11.18%	4.51%	7.90%	2.45%	—	—	—
Russell 2000 Index	0.59%	-9.37%	-16.18%	3.82%	10.32%	5.58%	—	—	—
S&P 400 Midcap Index	5.43%	-3.90%	-7.34%	7.44%	12.59%	9.82%	—	—	—
Russell 3000 Utilities	2.87%	-8.80%	-9.71%	8.64%	11.24%	1.43%	—	—	—
Lehman Brothers Intermediate-Term Gov’t/Credit Index	-1.53%	1.43%	7.37%	4.27%	3.49%	5.55%	—	—	—
iMoneyNet, Inc. Average First-Tier Institutional Money Market Fund	0.62%	1.55%	4.06%	4.56%	3.31%	4.20%	—	—	—
Lipper Average General-Purpose Money Market Fund	0.50%	1.30%	3.55%	3.84%	2.60%	3.03%	—	—	—

To obtain a prospectus containing more complete information about The Flex-funds®, including fees and other expenses that apply to a continued investment in the Funds, you may call The Flex-funds® at Toll Free (800)325-3539, visit us online at www.flexfunds.com, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully for investment objectives, risk & expense information before investing.

Past performance does not guarantee future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses reimbursed in order to reduce the operating expenses of the Funds during all periods shown above. All expense waivers for the Funds are voluntary and may be terminated at any time, except for The Quantex Fund ™. The management fee waiver for The Quantex Fund ™ is contractual and may be terminated annually by the adviser on its renewal date. Source for index data: Bloomberg.

*	An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although The Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations. The current performance may be lower or higher than the performance data quoted.

**	The Net Expense Ratios are percentages of the Funds’ average net assets as of December 31, 2007. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

***	The Gross Expense Ratios are percentages of the Funds’ average net assets as they are shown in the most current Funds’ Prospectus.

****	The Blended Index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

[1]	Inception Date: 2/29/00.

[2]	Inception Date 8/10/88.

[3]	Inception Date: 1/31/06.

[4]	Inception Date: 2/29/00.

[5]	Inception Date: 1/31/06.

[6]	Inception Date: 6/21/95.

[7]	Inception Date: 3/20/85.

[8]	Inception Date: 3/27/85.

[9]	Inception Date: 12/28/04.

[10]	Inception Date: 5/7/85.

The Flex-funds®	2008 Semiannual Report | June 30, 2008

Letter to Shareholders

The first half of 2008 has been characterized by volatility and challenging conditions on several fronts among the capital markets and the overall economy. For example, in the first six months of the year we witnessed continued deterioration in the housing market, the collapse of a major Wall Street investment bank, and the threat of escalating inflation in the wake of surging energy and food prices despite a slowing economy.

While the equity markets staged a brief rally in early March through mid-May, uncertainty surrounding the aforementioned events drove the markets lower by the end of the second quarter. As of June 30, 2008, the year-to-date return for the Dow Jones Industrial Average was -13.36%, while the S&P 500 returned -11.91% (see Charts 1 and 2).

Despite the tough conditions, we employed a variety of strategies that enabled the majority of our Funds to outperform their benchmarks during the first half of 2008. In the following pages, you will find a performance review for each of The Flex-funds® as well as commentary regarding the investment decisions executed in the Funds. We will begin with an economic and financial market review in order to provide a background on the events that influenced our investment strategies.

Economic weakness combined with rising prices

During the first half of 2008, the markets were confronted with a number of challenging developments, including:

•

Sluggish economic growth. Data suggests that the economy grew at a pace of just 1.0% on an annualized basis during the first three months of the year (see Chart 3). Although this was slightly higher than the previous quarter’s growth rate, it shows that the economy is still extremely sluggish. In addition, most of the economic growth during the quarter was driven by exports to foreign countries (not domestic sales). Other indicators provide a more concise assessment, such as industrial production, which fell by 0.1% over the 12 months ended May 31st —the first time since June 2003 industrial output has declined on a year-over-year basis.

•

Soaring energy prices. The first half of 2008 saw the price of oil jump from around $93 a barrel at the beginning of January to more than $140 in late June due to factors such as rising demand for oil from emerging economies, supply constraints and speculation on the part of investors. The spike in oil prices caused gas prices to rise as well. As seen in Chart 4, the average price per gallon of gasoline was $4.10 on June 30th, up from $3.11 in early January.

Chart 1: S&P 500 Index Year-to-Date Performance

Source: ILX

Chart 2: Dow Jones Industrial Average Year-to-Date Performance

Source: ILX

Chart 3: U.S. Gross Domestic Product (GDP)

Source: U.S. Commerce Department

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 1

The Flex-funds®	2008 Semiannual Report | June 30, 2008

Letter to Shareholders

Chart 4: Retail Gasoline Price (per gallon)

Source: Energy Information Administration

•

Rising inflation. Rising prices for oil and food are spurring an unwanted increase in inflation. For example, inflation as measured by the Consumer Price Index (CPI) rose at a higher than expected rate in May and was up 4.2% over the previous 12 months.

So far, higher inflation has not spread throughout the economy as a whole. Consider that core CPI inflation (which excludes the volatile food and energy sectors) was up only 2.3% during the past year through May. Meanwhile, the Core Personal Consumption Expenditures Price Index (Core PCE), the Federal Reserve’s preferred gauge of inflation, rose by 2.1% over the 12 months ending May 31st —just outside of its target range of 1% to 2%. That said, if oil and food prices remain at their highly elevated levels, those costs could eventually be passed on to consumers in the form of higher prices in many areas. We are beginning to see this occur to some extent. For example, Dow Chemical (the nation’s largest chemical company) recently announced two major price increases to offset rising energy costs.

•

Rising unemployment. The sluggish economy continued to hurt the job market during the first half of 2008. The unemployment rate jumped significantly, from 5.0% in April to 5.5% in May, as employers cut jobs for the fifth consecutive month (see Chart 5). The 0.5% increase was the largest monthly percentage point rise in unemployment since 1986, and pushed the jobless rate to its highest level since October 2004. In total, some 324,000 jobs were lost from January through May.

•

Housing weakness. Home prices in major U.S. cities plummeted by a record 15.3% during the 12 months through April, bringing prices back down to their 2004 levels. As home values decline further and further, the wealth effect many homeowners feel also diminishes—resulting in less overall spending. Compounding this problem is the fact that the number of homes going into foreclosure soared by 48% on a year-over-year basis in May.

•

Nervous consumers. The powerful combination of rising unemployment, higher prices and weak housing is having an exceptionally negative impact on consumers, whose spending accounts for approximately two-thirds of economic activity. For example, consumer spending rose by just 1.1% from January through March—the slowest pace since the recession of 2001—while consumers’ personal incomes declined by 0.1 % from their peak last December through April. It is not especially surprising, then, that consumer confidence in June fell to its lowest level in 28 years.

•

Weak manufacturing. As seen in Chart 6, manufacturing activity contracted for four consecutive months (a reading above 50 indicates expansion; below 50 indicates contraction). Although the latest reading for June shows a very slight expansion, it is clear manufacturers are facing significant headwinds in the current environment.

Chart 5: U.S. Unemployment Rate

Source: Bureau of Labor Statistics

Chart 6: U.S. Manufacturing Activity

Source: Institute for Supply Management

Page 2	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Fed shifts its focus

The Federal Reserve Board reacted to new data, which emerged during this year, by shifting its primary focus from resparking the flagging economy to containing rising inflationary pressures.

In early April, for example, Fed chairman Ben Bernanke suggested the economy could enter into recession, while notes from a previous Fed meeting showed some Fed members worried about a “prolonged and severe” downturn. Later in April, the Fed cut short-term interest rates for the seventh time since last September (to 2%) in an effort to encourage greater consumer and business spending, and boost economic growth (see Chart 7).

Chart 7: Fed Funds Rate

Source: Federal Reserve

By the end of May, however, the Fed started to indicate further rate cuts were unlikely. Then in June, Bernanke commented that the risk of a substantial economic downturn had diminished, but that inflation—driven by rising energy prices and a weak dollar—was becoming a growing threat the Fed would “strongly resist.” The Fed therefore held rates steady at 2% at its meeting in late June, as further rate cuts could generate an unwanted increase in inflation. It was the first time in more than nine months the Fed did not cut interest rates, while also opening the possibility to future rate hikes to combat inflation. According to the most recent Fed statement, “Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.”

A somewhat cautious investment approach

The equity markets have performed poorly during the first half of 2008, driven by the factors explained above and because of the Fed’s rapid shift in focus from stimulating economic growth to fighting inflation. While large-company stocks suffered the largest losses during the time period, mid- and small-cap shares performed well in comparison (see Chart 8).

Chart 8: Asset-Class Performance (2nd Quarter 2008)

Source: Standard & Poor’s, WSJ Market Data Group

Since January, our quantitative investment models have indicated a somewhat high-risk stock market environment based on several trend and technical indicators. As a result, we established and have maintained a partially defensive position in The Muirfield Fund® and The Defensive Growth Fund. As of June 30, 2008, these Funds had an approximate 75% equity allocation and 25% allocation to money market securities. This position benefited performance as large-cap stock prices fell.

We also emphasized shares of large- and mid-cap companies in our fund-of-funds based mutual funds. This strategy included an overweight position in mid-cap stocks, which helped us deliver strong returns for the first half compared to the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite Index. In addition, we continued to focus on growth stocks and underweight value shares. This approach also strongly benefited the Funds’ returns in recent months, especially since growth often performs well on a relative basis during periods of market volatility. Also, the value stock universe consists largely of financial services firms, which performed poorly during the first half and dragged down value shares as a group.

Our international investments dampened performance somewhat, as markets in Europe and elsewhere experienced negative returns. We gradually reduced our exposure to developed international markets during the second quarter. We also established a modest position in emerging markets stocks. Many economies in emerging markets such as Latin America are commodity-based, and therefore offer attractive growth prospects as well as a hedge against rising inflation. As a result of these actions, our total targeted international exposure remained unchanged at 18-20%.

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 3

The Flex-funds®	2008 Semiannual Report | June 30, 2008

Letter to Shareholders

The fixed-income markets experienced significant volatility as well during the first half of 2008. During the first quarter, a flight to quality and declining interest rate environment translated to favorable exposure in long duration government Treasury securities. We maintained our position in relatively long weighted average maturities, which allowed us to lock in higher yields on longer-term issues. However, as inflation became the prevalent concern during the second quarter, Treasury bond yields rose (and prices fell), and investors favored corporate and government agency bonds, which offered attractive yields relative to Treasuries. As a result, we reduced the durations of The U.S. Government Bond Fund, which helped protect against some of the losses that occurred in the bond market in the second quarter. The Money Market Fund delivered strong performance and outperformed the average money market fund by maintaining its focus on high-quality money market securities.

Challenges ahead

It appears there will be a number of challenges during the coming months that could negatively affect the economy—including the possibility of higher inflation, reduced consumer spending, high gas prices and continued weakness in the housing market.

Indeed, the Fed now expects the economy to grow by just 0.3% to 1.2% in 2008, down from an earlier prediction of 1.3% to 2.0%. The Fed also raised its core inflation expectations for 2008, from an estimate of 2.0% to 2.2% in January to 2.2% to 2.4%, and expects unemployment to range between 5.5% and 5.7%. Additionally, a report by the Department of Energy predicts gas prices will hover around $4 per gallon and oil prices will remain well above $100 a barrel over the next year. In addition, it seems corporate earnings growth estimates are too high and will likely need to be reduced in the future.

This environment creates a significant challenge for the Federal Reserve. Further rate cuts to boost the economy could push inflation even higher, while raising rates to rein in inflation increases the risk of putting the brakes on the economy before it recovers from its current weakness. Until conditions become more clear, it is likely the Fed will hold interest rates steady.

For now, significant risks remain in the economy and the financial markets. Therefore, we are maintaining our partially defensive position in The Muirfield Fund® and The Defensive Growth Fund. We also continue to favor growth-oriented shares of large- and mid-cap domestic companies, and selective international exposures. Going forward, we will continue to monitor conditions carefully and look for shifts in the relationship between growth and value stocks, large-, mid-, and small-caps, and domestic and international shares that provide opportunities to enhance returns and manage risk for our shareholders.

On the following pages you will find a review of how our Mutual Funds have performed. Please read the commentaries and performance tables to learn more about the investment decisions that were made during the past six months.

On behalf of all of the associates at Meeder Asset Management, Inc. and The Flex-funds®, I thank you for the continued trust and confidence you have placed in our investment management services. We look forward to working with you and helping you achieve your most important financial goals.

Sincerely,

Robert S. Meeder, Jr.
President
Meeder Asset Management, Inc. & The Flex-funds®
June 30, 2008

Page 4	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Muirfield Fund®

The Defensive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Muirfield Fund®	1.67%	-9.14%	-9.75%	5.08%	7.24%	3.58%	7.93%	8/10/88
Expense Ratios*: Net 1.38% Gross 1.88%
The Defensive Growth Fund	-1.37%	-10.33%	-11.70%	—	—	—	-0.13%	1/31/06
Expense Ratios*: Net 1.56% Gross 1.66%
S&P 500 Index[1]	-2.72%	-11.91%	-13.11%	4.40%	7.57%	2.88%	10.49%	7/31/88
							1.97%	1/31/06
Blended Index[2]	-1.49%	-6.79%	-6.59%	4.34%	5.83%	3.15%	8.12%	7/31/88
							2.91%	1/31/06

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[2]	The Blended Index consists of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

*	The Net Expense Ratios are percentages of the Funds’ net assets as of December 31, 2007. Gross Expense Ratios are percentages of the Funds’ assets as they are shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds Muirfield Fund® returned -9.14% for the six months ended June 30, 2008 while the The Flex-funds® Defensive Growth Fund returned -10.33% for the same period. By comparison, the S&P 500 Index declined 11.91% for the same period. That said, as conditions warrant, the Funds are sometimes invested “defensively” either partially or fully invested in cash equivalent securities. As a result, we believe another appropriate comparison of performance is a blended index consisting of 60% of the S&P 500 Index and 40% of the 90-day U.S. Treasury Bill. The Muirfield Fund® has outperformed this blended index for the 3 month, 3-, 5- and 10-year periods.

Portfolio Holdings as of June 30, 2008

Portfolio holdings are subject to change.

Since mid-January of this year, The Muirfield Fund® and The Defensive Growth Fund have been invested in a partially defensive position. We initially established a 25% defensive position and have maintained a cash position of approximately 25-45% as a result of deterioration in the trend and technical factors in our quantitative models.

We have also been selective with our equity positions. As was discussed in the President’s letter on pages 1 through 4, the prevailing macroeconomic theme continues to focus on the impact from a slowing economy coupled with the prospect of inflationary pressures, and we believe our view necessitates an allocation to large-and mid-cap shares as opposed to small-cap shares. As such, we continue to believe large-and mid-cap stocks not only provide the best opportunities for superior relative returns over the near-term, but also act as a buffer if the markets continue to stumble.

Aside from our emphasis on large-and mid-cap shares, we continued to overweight growth stocks, as our models favored growth over value across all asset size ranges. Our strategic fund selection process identified the potential for gains through the Janus Adviser Forty Fund, which returned–0.31% during the first half. We also experienced success with the Fidelity Independence Growth Fund that returned 6.41% in the first half of 2008. In addition, we maintained our international holdings at approximately 13% as our evaluation continues to favor selective international exposures, including a modest weighting in emerging markets. Our position in the Allianz NFJ International Value Fund returned–4.96%, compared to its benchmark, the MSCI EAFE Index, which returned–10.50% in the first half of 2008.

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 5

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Dynamic Growth Fund

The Focused Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Dynamic Growth Fund	3.05%	-8.55%	-9.04%	6.33%	8.43%	—	-0.47%	2/29/00
Expense Ratios*: Net 1.32% Gross 1.86%
The Focused Growth Fund	-0.42%	-10.02%	-11.39%	—	—	—	0.84%	1/31/06
Expense Ratios*: Net 1.58% Gross 1.68%
S&P 500 Index[1]	-2.72%	-11.91%	-13.11%	4.40%	7.57%	—	0.91%	2/29/00
							1.97%	1/31/06

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*	The Net Expense Ratios are percentages of the Funds’ net assets as of December 31, 2007. Gross Expense Ratios are percentages of the Funds’ assets as they are shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds® Dynamic Growth Fund and The Focused Growth Fund returned -8.55% and -10.02%, respectively, for the six months ended June 30, 2008, while the S&P 500 Index returned -11.91% for the same period. The Dynamic Growth Fund has also outperformed its benchmark index for the 3 month, year-to-date, 1-, 3-, and 5-year periods. Similarly, The Focused Growth Fund outperformed its benchmark index for the 3 month, year-to-date and 1-year periods.

Portfolio Holdings as of June 30, 2008

Portfolio holdings are subject to change.

The economy faced numerous challenges during the first half of 2008 as consumer confidence reached a 28-year low, inflationary pressures persisted from rising energy and food prices, and payrolls continued to decline. The unwinding of the credit bubble continued, as evidenced by the prolonged downturn in the domestic housing market and the struggling financial services sector.

Our emphasis on large-and mid-cap stock funds aided performance in the first half of the year. During the first quarter, we favored the shares of large-cap companies; however, our internal models indicated an attractive risk-return profile for mid-caps in the second quarter. Given our assessment of the economic environment, we believe it remains prudent to be invested in the shares of large-and mid-cap companies as opposed to small-cap shares. Our internal models also began shifting to growth across all market cap ranges in the third quarter of 2007. We made a series of adjustments accordingly throughout the fourth quarter of 2007 and have subsequently maintained those positions.

While value stocks outperformed in the first quarter due to weakness in the technology sector, growth stocks regained their 2007 form and significantly outperformed value stocks in the second quarter, especially as the financial services sector suffered another wave of losses. Additionally, our models continued to favor an international position so we maintained our international exposure at approximately 18-20%. Our international positions of Harbor International and Allianz NFJ International Value Fund outperformed their benchmark the MSCI EAFE Index for the first half of 2008.

As of this writing, our target allocation for the Funds is 54% in large-cap stock funds, 28% in mid-cap stock funds, and 18% in international stock funds.

Page 6	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Aggressive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Aggressive Growth Fund	-0.52%	-10.24%	-11.08%	4.85%	7.60%	—	-2.91%	2/29/00
Expense Ratios*: Net 1.70% Gross 1.83%
NASDAQ Composite Index[1]	0.82%	-13.18%	-11.18%	4.51%	7.90%	—	-7.73%	2/29/00

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*	The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2007. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds® Aggressive Growth Fund returned -10.24% for the six months ended June 30, 2008. In comparison, the NASDAQ Composite Index returned -13.18% for the same period. Even with the market declines over the past nine months, The Aggressive Growth Fund has provided an average annual rate of return of 7.60%, for the 5-year period ending June 30, 2008 while the NASDAQ Composite Index returned 7.90% over the same 5-year period. The Fund exceeded its benchmark for the year-to-date, 1-, 3-and since inception periods.

Portfolio Holdings as of June 30, 2008

Portfolio holdings are subject to change.

The economy faced numerous challenges during the first half of 2008 as consumer confidence reached a 28-year low, inflationary pressures persisted from rising energy and food prices, and payrolls continued to decline. Due to the economic environment and a result of our quantitative model, we focused our holdings on large-and mid-cap stock positions, which aided performance in the first half of the year. Given our assessment of the economic environment, we believe it remains prudent to be invested in the shares of large-and mid-cap companies as opposed to small-cap shares. Our internal models also began shifting to growth across all market cap ranges in the third quarter of 2007. We made a series of adjustments accordingly throughout the fourth quarter of 2007 and have subsequently maintained those positions.

In The Flex-funds® Aggressive Growth Fund, our position in the Utilities sector as well as exposure to Latin America benefited the Fund, while geographic exposure to Europe detracted from value. Overall, international exposure ranged from approximately 20% to 30%, including a 9% stake in emerging markets as of the end of the first half. Downward pressure on the U.S. Dollar relative to the Euro continued to aid performance throughout the time period, and widening interest rate differentials between the U.S. and other countries may place more downside pressure on the Dollar in the months ahead.

As of this writing, our target allocation for the Fund is 47% in large-cap stock funds, 31% in mid-cap stock funds, and 22% in international stock funds.

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 7

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Quantex Fund™

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Quantex Fund™	-4.73%	-13.16%	-26.22%	-0.46%	4.36%	0.52%	6.26%	3/20/85
Expense Ratios*: Net 1.56% Gross 2.09%
Russell 2000 Index[1]	0.59%	-9.37%	-16.18%	3.82%	10.32%	5.58%	8.00%	3/31/85
S&P 400 Mid-Cap Index[2]	5.43%	-3.90%	-7.34%	7.44%	12.59%	9.82%	12.28%	3/31/85

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. The Fund’s management fee waiver is contractual and may be terminated annually by the Advisor on its renewal date.

[1]

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices of small-sized companies. The Russell 2000 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[2]

The S&P 400 Mid-Cap Index is a widely recognized unmanaged index of common stock prices of mid-sized companies. The S&P 400 Mid-Cap Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*	The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2007. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds® Quantex Fund™ returned -13.16% for the six months ended June 30, 2008. By comparison, the Russell 2000 Index returned -9.37%, while the S&P 400 Mid-Cap Index returned -3.90% for the same period.

We have employed our quantitative stock selection process for The Quantex Fund™ since April 30, 2005. We utilize rankings from our financial model to determine which 100 securities are to be held in the Fund on an annual basis, which focuses on small-and mid-cap stocks. These stocks are typically those of large companies that have declined in price prior to being included in the Fund (referred to as “fallen angels”) or stocks of small, up-and-coming companies (“rising stars”).

Sector Weightings as of June 30, 2008

Sector weightings are subject to change.

The Fund is rebalanced once each year in January, and for 2008 the composition of the Fund is once again overweighted in Consumer Goods and underweighted in Energy, with an overall tilt to value. For the first half of 2008, the single best performing stock was Big Lots (up 95%). Energy stocks benefited performance as Teco Energy gained nearly 28% and Dynegy gained approximately 20% during the first half. The Fund also benefited from chemical companies, with Eastman Chemical Company gaining 14% during the first half of the year. The Fund experienced mixed performance with consumer-oriented companies, as evidenced by a 17% increase with Darden Restaurants compared to a 27% decrease in Radioshack. As expected, financial stocks were the worst performers, including Ambac Financial Group, Inc and MBIA.

The Fund has encountered similar rough patches in the past, particularly during transitional periods in the market. For example, in the fourth quarter of 1999 and the first quarter of 2000, the Fund returned 13.46% and 3.80%, respectively, while the S&P 400 Mid-Cap Index returned 17.20% and 12.70%.

Page 8	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Socially Responsible Utilities Fund

(Formerly known as The Total Return Utilities Fund)3

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Socially Responsible Utilities Fund	7.01%	- 2.51%	2.27%	12.56%	14.97%	6.54%	9.79%	6/21/95
Expense Ratios*: Net 1.90% Gross 2.10%
Russell 3000 Utilities Index[1]	2.87%	-8.80%	-9.71%	8.64%	11.24%	1.43%	5.43%	6/30/95
Blended Index[2]	1.48%	-6.33%	-5.15%	5.52%	8.11%	3.18%	5.96%	6/30/95

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The Russell 3000 Utilities Index is a market capitalization-weighted index that is comprised of utility stocks that are included in the Russell 3000 Index. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[2]	The Blended Index consists of 60% of the Russell 3000 Utilities Index and 40% of the Lehman Brothers Long Credit Index.

[3]	While the name of the fund has changed, the investment objective has remained the same.

*	The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2007. The Gross Expense Ratio is a percentage of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

For the six months ended June 30, 2008, The Flex-funds® Socially Responsible Utilities Fund returned -2.51%, while the Russell 3000 Utilities Index returned -8.80%, and a blended index consisting of 60% of the Russell 3000 Utilities Index and 40% of The Lehman Brothers Long Credit Index returned -6.33%. We are very pleased the Fund has outperformed both of these benchmarks for the 3 month, year-to-date, 1-, 3-, 5-, 10-year and since inception periods.

Absent the problems plaguing the financial sector, utilities generally had favorable first half performance, and so did the Fund. Lower performance in the Russell 3000 Utilities generally indicates poor telecom performance, since the index is over half telecom; however, our representatives in the group had mixed performance, with some doing quite well.

Sector Weightings as of June 30, 2008

Sector weightings are subject to change.

Telecom shares proved volatile and produced mixed returns throughout the first half. A well-timed entry into the very cheap Brazilian phone company Tele Norte Leste helped the Fund in the first quarter while AT&T negatively impacted performance. During the second quarter, we took profits of about 100% in Brasil Telecom as it had fully priced its impending deal, and took profits of 65% in Leap Wireless, a fourth quarter trading purchase, replacing it with deal speculation Telephone & Data Systems. Canadian telecom TELUS, China Mobile, AT&T, America Movil and Philippine Long Distance were the weaker performers in the Fund during the second quarter.

During the first quarter we thought there had been “enough correction” in share prices. Right now we do not see excesses that need correction in this sector. Some of the weak will become strong, some of the strong will become booked profits, and there are ample new opportunities presenting themselves in many corners. We continue to like what we see, both short-term and long-term, and in this sector the term “write-down” is rarely if ever heard.

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 9

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The U.S. Government Bond Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The U.S. Government Bond Fund	-2.01%	0.64%	7.38%	3.76%	2.06%	3.49%	5.57%	5/7/85
Expense Ratios*: Net 1.01% Gross 1.72%
Lehman Brothers Intermediate-Term Government/Credit Index[1]	-1.53%	1.43%	7.37%	4.27%	3.49%	5.55%	7.43%	4/30/85

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns for the periods ended June 30, 2008. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in the table above to reduce expenses. All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time.

[1]

The Lehman Brothers Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

*	The Net Expense Ratio is a percentage of the Fund’s net assets as of December 31, 2007. The Gross Expense Ratio is a percentages of the Fund’s assets as it is shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Flex-funds® U.S. Government Bond Fund returned 0.64% year-to-date through June 30, 2008. After a positive first quarter when bond prices consistently rallied and yields declined, the second quarter realized the opposite with bond prices declining and yields increasing. The average yield on a 2-year U.S. Treasury security increased approximately 1.45% during the second quarter. This was due to the anticipation the Fed would move away from cutting its benchmark interest rate and focus more on inflation expectations. Throughout the first half of the year inflation expectations elevated with accelerated increases in many commodity and food prices. As these data sets changed our fixed-income model inputs also changed to indicate we should move our average duration lower. As a result, our target average duration moved lower from approximately 5 to 3.75.

Portfolio Holdings as of June 30, 2008

Portfolio holdings are subject to change.

As yields in the fixed-income markets started pricing in the changes in the market environment, opportunities were generated to purchase higher yielding products. Recognizing this opportunity, we invested a portion of the Fund in callable government agency bonds. This offered the opportunity for additional yield pick-up over other more traditional non-callable government investments.

As we move into the third quarter of 2008, we anticipate interest rates to rise slightly. With no relief from inflated commodity and food prices in sight, we believe our model will remain in favor of a lower average duration. Depending on the economic environment, we may continue to lower the average duration of the Fund. Investments in the Fund remain in U.S. Government Agency securities as we believe they offer an attractive spread over U.S. Treasury Securities. As the third quarter evolves we will remain vigilant to anticipate changes in the market and alter investments accordingly. At this time we believe the Fund structure is consistent with our philosophy and fixed-income model.

Page 10	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

The Money Market Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2008	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Money Market Fund (Retail Class)	0.61%	1.53%	3.98%	4.29%	3.09%	3.54%	4.98%	3/27/85
Expense Ratios*: Net 0.48% Gross 0.84%
Current & Effective Yields[1]	7-day Compound: 2.21%				7-day Simple: 2.19%
Lipper Average General-Purpose	0.50%	1.30%	3.55%	3.84%	2.60%	3.03%	4.45%	3/31/85
Money Market Fund[2]
The Flex-funds® Money Market Fund (Institutional Class)	0.65%	1.60%	4.13%	4.44%	—	—	4.15%	12/28/04
Expense Ratios*: Net 0.34% Gross 0.67%
Current & Effective Yields[1]	7-day Compound: 2.36%				7-day Simple: 2.33%
iMoneyNet, Inc. Average First-Tier	0.62%	1.55%	4.06%	4.56%	—	—	4.09%	12/31/04
Institutional Money Market Fund[2]

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended June 30, 2008, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

[1]	For the period ended June 30, 2008, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

[2]

An index of funds such as Lipper’s Average General Purpose Money Market Fund Index and iMoneyNet, Inc.’s Average First-Tier Institutional Money Market Fund Index includes a number of mutual funds grouped by investment objective.

*	The Net Expense Ratios are percentages of the Funds’ net assets as of December 31, 2007. Gross Expense Ratios are percentages of the Funds’ assets as they are shown in the most recent Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Semiannual Market Perspective

The Retail Class of The Flex-funds® Money Market Fund continues to rank among the top general-purpose money market funds in the country as of June 30, 2008, according to iMoneyNet, Inc. The Retail Class of the Fund closed the first half of 2008 with a 2.21% 7-day compound yield. The average general-purpose money market fund finished the quarter with a 1.89% 7-day compound yield.

Portfolio Holdings as of June 30, 2008

Portfolio holdings are subject to change.

The first quarter was characterized by volatility as the Fed cut the federal funds rate from 4.25% to 2.25% in response to disruptions in the credit markets. Fixed-income securities across all money market sectors rallied in price and reached a peak near the end of March. In the second quarter, investors seemed to shift focus to the potential onset of inflation despite lingering credit concerns. However, debt of financial intermediaries continued to be priced for higher yields as risk associated with these investments remained elevated. With events in place, the second quarter also realized a steeper yield curve. Traditional commercial paper with the highest credit ratings maturing in 90 days increased only 0.14% while yields at the maximum maturity for commercial paper (270 days) increased nearly 0.50%.

Corporate debt issued by financial institutions (including asset-backed commercial paper) traded at a greater spread over U.S Treasury securities compared to other money market instruments. Asset-backed commercial paper also maintained an above average spread over traditional commercial paper by approximately 0.50%. This is mainly due to higher risk associated with these investments. We continue to avoid holding any asset-backed commercial paper due to the ongoing concerns over the creditworthiness of these investments.

As we move into the third quarter of 2008, we continue to watch the developments taking place in the credit markets closely. Credit markets still show signs of instability, which is apparent in excessive spreads in certain areas of the money market arena. With the possibility of prolonged economic weakness coupled with the credit crisis it is important to remain patient at this juncture. As for the weighted average maturity (WAM) of the fund, we will move to position ourselves for flat to increasing interest rates. With this in mind, our strategy over the next quarter will be to lower our WAM closer to the industry average. We believe this philosophy will be suitable to position ourselves for the potential increase in interest rates over the next several quarters.

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 11

The Flex-funds®	2008 Semiannual Report | June 30, 2008

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2007 to June 30, 2008.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (12/31/2007)	Ending Account Value (6/30/08)	Expenses Paid During Period[1] (12/31/2007- 6/30/08)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$908.60	$6.64	1.40%
The Socially Responsible Utilities Fund	1,000.00	974.90	9.33	1.90%
The Quantex Fund™	1,000.00	868.40	7.67	1.65%
The Dynamic Growth Fund	1,000.00	914.50	6.28	1.32%
The Aggressive Growth Fund	1,000.00	897.60	8.02	1.70%
The Defensive Growth Fund	1,000.00	896.70	7.31	1.55%
The Focused Growth Fund	1,000.00	899.80	7.42	1.57%
The U.S. Government Bond Fund	1,000.00	1,006.40	4.94	0.99%
The Money Market Fund - Retail Class	1,000.00	1,015.30	2.41	0.48%
The Money Market Fund - Institutional Class	1,000.00	1,016.00	1.70	0.34%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE (5% return before expenses)	Beginning Account Value (12/31/2007)	Ending Account Value (6/30/08)	Expenses Paid During Period[1] (12/31/2007- 6/30/08)	Expense Ratio (Annualized)
The Muirfield Fund®	$1,000.00	$1,017.90	$7.02	1.40%
The Socially Responsible Utilities Fund	1,000.00	1,015.42	9.52	1.90%
The Quantex Fund™	1,000.00	1,016.66	8.27	1.65%
The Dynamic Growth Fund	1,000.00	1,018.30	6.62	1.32%
The Aggressive Growth Fund	1,000.00	1,016.41	8.52	1.70%
The Defensive Growth Fund	1,000.00	1,017.16	7.77	1.55%
The Focused Growth Fund	1,000.00	1,017.06	7.87	1.57%
The U.S. Government Bond Fund	1,000.00	1,019.94	4.97	0.99%
The Money Market Fund - Retail Class	1,000.00	1,022.48	2.41	0.48%
The Money Market Fund - Institutional Class	1,000.00	1,023.17	1.71	0.34%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the total number of days in the six-month period).

Page 12	The Flex-funds® 2008 Semiannual Report | June 30, 2008

The Flex-funds®	2008 Semiannual Report | June 30, 2008

2008 Semiannual Report

Portfolio Holdings & Financial Statements

The Flex-funds® 2008 Semiannual Report | June 30, 2008	Page 13

Schedule of Investments

June 30, 2008 (unaudited)

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 70.9%
Allianz NFJ Dividend Value Fund — Class D	203,321	2,980,679
Allianz NFJ International Value Fund —Class A	156,343	3,878,882
CGM Focus Fund	54,832	3,369,990
DWS Large Cap Value Fund — Class A	69,478	1,381,224
Fairholme Fund	76,614	2,296,902
Fidelity Advisor Leveraged Company Stock Fund — A	134,409	5,438,183
Fidelity Independence Fund	144,510	4,252,943
Harbor International Fund — Inst. Class	58,263	3,852,349
Hartford Capital Appreciation Fund —Class A	176,105	6,487,709
iShares S&P Latin American 40 Index Fund	2,150	591,250
iShares S&P Midcap 400 Index Fund	25,200	2,055,816
Janus Adviser Forty Fund — Class S	160,516	6,634,119
Janus Adviser Mid Cap Growth Fund —Class S#	82,401	2,974,676
Janus Adviser Mid Cap Value Fund —Class S	215,069	3,811,022
Janus Enterprise Fund#	96,377	5,264,102
Lazard Emerging Markets Portfolio	124,939	2,776,152
MFS Value Fund — Class A	132,101	3,108,344
Nuveen Tradewinds Value Opportunities Fund — Class A	127,273	3,767,295
Pioneer Cullen Value Fund — Class A	67,034	1,271,637
PowerShares QQQ	38,250	1,727,752

Total Registered Investment Companies (Cost $70,702,592)		67,921,026

Money Market Registered Investment Companies — 4.1%
Federated Prime Obligations Fund —Class I	3,891,672	3,891,672

Total Money Market Registered Investment Companies (Cost $3,891,672)		3,891,672

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 1.61%, due 08/07/2008*	100,000	99,822
U.S. Treasury Bill, 1.79%, due 09/04/2008*	300,000	299,054

Total U.S. Government Obligations (Cost $398,854)		398,876

Repurchase Agreements — 25.0%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $24,991,548 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 —04/15/2030, value — $24,477,015) purchase date 06/30/2008	23,997,000	23,997,000

Total Repurchase Agreements (Cost $23,997,000)		23,997,000

Total Investments — 100.4% (Cost $98,990,118)(b)		96,208,574

Liabilities less Other Assets — (0.4%)		(392,284)

Total Net Assets — 100.0%		95,816,290

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	528	4,071
The Flex-funds Defensive Growth Fund	303	2,842
The Flex-funds Dynamic Growth Fund	1,490	12,591
The Flex-funds Muirfield Fund	4,349	23,789
The Flex-funds Quantex Fund	1,959	31,168
The Flex-funds Socially Responsible Utilities Fund	280	7,123

Total Trustee Deferred Compensation (Cost $74,579)		81,584

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors MidCap 400 expiring September 2008, notional value $1,642,400	4	(105,600)

Total Futures Contracts		(105,600)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$72,111,752	$(105,600)
Level 2 — Other Significant Observable Inputs	24,096,822	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$96,208,574	$(105,600)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying notes are an integral part of these financial statements.

14	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Muirfield Fund

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$588,651
Unrealized depreciation	(3,370,195)

Net unrealized appreciation (depreciation)	$(2,781,544)

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	15

Schedule of Investments

June 30, 2008 (unaudited)

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 92.8%
Allegiant Mid Cap Value Fund — Class A	27,512	330,696
Allianz NFJ Dividend Value Fund — Class D	143,363	2,101,700
Allianz NFJ International Value Fund — Class A	140,873	3,495,067
CGM Focus Fund	46,260	2,843,117
DWS Large Cap Value Fund — Class A	69,144	1,374,588
Fairholme Fund	73,126	2,192,305
Fidelity Advisor Leveraged Company Stock Fund — A	101,018	4,087,190
Fidelity Independence Fund	131,980	3,884,159
Harbor International Fund — Inst. Class	52,261	3,455,465
Hartford Capital Appreciation Fund — Class A	132,713	4,889,159
iShares S&P Midcap 400 Index Fund	23,000	1,876,340
Ivy Large Cap Growth Fund — Class A	82,775	1,086,838
Janus Adviser Forty Fund — Class S	120,948	4,998,774
Janus Adviser Mid Cap Growth Fund — Class S#	64,607	2,332,314
Janus Adviser Mid Cap Value Fund — Class S	131,526	2,330,624
Janus Enterprise Fund	71,028	3,879,554
Lazard Emerging Markets Portfolio	140,925	3,131,352
MFS Value Fund — Class A	68,016	1,600,408
Nuveen Tradewinds Value Opportunities Fund — Class A	104,558	3,094,923
Pioneer Cullen Value Fund — Class A	113,652	2,155,975
PowerShares QQQ	42,450	1,917,466

Total Registered Investment Companies (Cost $59,632,202)		57,058,014

U.S. Government Obligations — 0.6%
U.S. Treasury Bill, 1.79%, due 09/04/2008*	400,000	398,739

Total U.S. Government Obligations (Cost $398,693)		398,739

Repurchase Agreements — 7.0%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $4,471,963 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value — $4,379,893) purchase date 06/30/2008	4,294,000	4,294,000

Total Repurchase Agreements (Cost $4,294,000)		4,294,000

Total Investments — 100.4% (Cost $64,324,895)(b)		61,750,753

Liabilities less Other Assets — (0.4%)		(251,019)

Total Net Assets — 100.0%		61,499,734

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	266	2,051
The Flex-funds Defensive Growth Fund	155	1,454
The Flex-funds Dynamic Growth Fund	400	3,380
The Flex-funds Muirfield Fund	1,240	6,783
The Flex-funds Quantex Fund	580	9,228
The Flex-funds Socially Responsible Utilities Fund	69	1,755

Total Trustee Deferred Compensation (Cost $24,018)		24,651

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2008, notional value $4,516,600	11	(287,400)

Total Futures Contracts		(287,400)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$57,456,753	$(287,400)
Level 2 — Other Significant Observable Inputs	4,294,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$61,750,753	$(287,400)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying notes are an integral part of these financial statements.

16	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Dynamic Growth Fund

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$562,513
Unrealized depreciation	(3,136,655)

Net unrealized appreciation (depreciation)	$(2,574,142)

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	17

Schedule of Investments

June 30, 2008 (unaudited)

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 93.0%
Consumer Staples Select Sector SPDR Fund	35,675	954,306
DIAMONDS Trust, Series I	32,750	3,714,505
iShares Dow Jones U.S Industrial Sector Index Fund	13,850	892,771
iShares MSCI EAFE Growth Index Fund	14,700	1,038,114
iShares MSCI EAFE Index Fund	20,790	1,427,649
iShares MSCI Emerging Markets Index Fund	4,250	576,810
iShares MSCI EMU Index Fund	8,855	867,702
iShares MSCI Singapore Index Fund	36,900	457,929
iShares MSCI Taiwan Index Fund	29,400	415,422
iShares Russell Midcap Growth Index Fund	20,325	2,151,198
iShares Russell Midcap Value Index Fund	17,650	2,270,496
iShares S&P 500 Growth Index Fund	10,250	654,258
iShares S&P Latin American 40 Index Fund	10,450	2,873,750
iShares S&P MidCap 400 Growth Index Fund	14,800	1,309,948
iShares S&P MidCap 400 Index Fund	27,350	2,231,213
PowerShares Dynamic Mid Cap Growth Portfolio	126,275	2,752,795
PowerShares QQQ	80,760	3,647,929
Utilities Select Sector SPDR Fund	20,750	844,525

Total Registered Investment Companies (Cost $31,362,782)		29,081,320

U.S. Government Obligations — 0.9%
U.S. Treasury Bill, 1.79%, due 09/04/08*	300,000	299,054

Total U.S. Government Obligations (Cost $299,020)		299,054

Repurchase Agreements — 6.3%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $2,064,143 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 —04/15/2030, value — $2,021,646) purchase date 06/30/2008	1,982,000	1,982,000

Total Repurchase Agreements (Cost $1,982,000)		1,982,000

Total Investments — 100.2% (Cost $33,643,802)(b)		31,362,374

Liabilities less Other Assets — (0.2%)		(75,785)

Total Net Assets — 100.0%		31,286,589

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	294	2,267
The Flex-funds Defensive Growth Fund	169	1,585
The Flex-funds Dynamic Growth Fund	362	3,059
The Flex-funds Muirfield Fund	1,086	5,940
The Flex-funds Quantex Fund	491	7,812
The Flex-funds Socially Responsible Utilities Fund	67	1,704

Total Trustee Deferred Compensation (Cost $22,003)		22,367

The Aggressive Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2008, notional value $2,053,000	5	(120,900)

Total Futures Contracts		(120,900)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$29,380,374	$(120,900)
Level 2 — Other Significant Observable Inputs	1,982,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$31,362,374	$(120,900)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$32,802
Unrealized depreciation	(2,314,230)

Net unrealized appreciation (depreciation)	$(2,281,428)

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

18	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Defensive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 71.8%
Consumer Staples Select Sector SPDR Fund	34,000	909,500
DIAMONDS Trust, Series I	29,850	3,385,587
iShares Dow Jones U.S. Energy Sector Index Fund	2,725	412,810
iShares Dow Jones U.S Industrial Sector Index Fund	17,850	1,150,611
iShares MSCI EAFE Growth Index Fund	18,775	1,325,891
iShares MSCI EAFE Index Fund	26,290	1,805,334
iShares MSCI Emerging Markets Index Fund	3,550	481,806
iShares MSCI EMU Index Fund	5,575	546,294
iShares Russell Midcap Growth Index Fund	6,960	736,646
iShares Russell Midcap Value Index Fund	13,050	1,678,752
iShares S&P 500 Value Index Fund	14,875	943,075
iShares S&P Latin American 40 Index Fund	4,425	1,216,875
iShares S&P MidCap 400 Growth Index Fund	36,300	3,212,913
iShares S&P MidCap 400 Index Fund	29,425	2,400,492
PowerShares Dynamic Mid Cap Growth Portfolio	94,050	2,050,290
PowerShares QQQ	59,650	2,694,390
Utilities Select Sector SPDR Fund	25,125	1,022,588

Total Registered Investment Companies (Cost $28,203,826)		25,973,854

U.S. Government Obligations — 1.1%
U.S. Treasury Bill, 1.22%, due 07/24/2008*	400,000	399,592

Total U.S. Government Obligations (Cost $399,693)		399,592

Repurchase Agreements — 25.1%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $9,436,530 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value — $9,242,248) purchase date 06/30/2008	9,061,000	9,061,000

Total Repurchase Agreements (Cost $9,061,000)		9,061,000

Total Investments — 98.0% (Cost $37,664,519)(b)		35,434,446

Other Assets less Liabilities — 2.0%		709,170

Total Net Assets — 100.0%		36,143,616

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	519	4,001
The Flex-funds Defensive Growth Fund	297	2,786
The Flex-funds Dynamic Growth Fund	156	1,318
The Flex-funds Muirfield Fund	492	2,691

The Defensive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Trustee Deferred Compensation** — continued
The Flex-funds Quantex Fund	236	3,755
The Flex-funds Socially Responsible Utilities Fund	58	1,476

Total Trustee Deferred Compensation (Cost $17,612)		16,027

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2008, notional value $821,200	2	(52,800)

Total Futures Contracts		(52,800)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$25,973,854	$(52,800)
Level 2 — Other Significant Observable Inputs	9,460,592	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$35,434,446	$(52,800)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $212,868. Cost for federal income tax purposes of $37,877,387 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$15,530
Unrealized depreciation	(2,458,471)

Net unrealized appreciation (depreciation)	$(2,442,941)

The accompanying notes are an integral part of these financial statements.

The Flex-funds	19

Schedule of Investments

June 30, 2008 (unaudited)

The Defensive Growth Fund

*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Defensive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

20	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Focused Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Registered Investment Companies — 91.4%
Consumer Staples Select Sector SPDR Fund	46,475	1,243,206
DIAMONDS Trust, Series I	26,700	3,028,314
iShares Dow Jones U.S. Energy Sector Index Fund	2,975	450,683
iShares Dow Jones U.S Industrial Sector Index Fund	21,674	1,397,106
iShares MSCI EAFE Growth Index Fund	10,600	748,572
iShares MSCI EAFE Index Fund	37,820	2,597,099
iShares MSCI Emerging Markets Index Fund	4,250	576,810
iShares MSCI EMU Index Fund	1,664	163,055
iShares Russell Midcap Growth Index Fund	6,000	635,040
iShares Russell Midcap Value Index Fund	17,387	2,236,664
iShares S&P 500 Value Index Fund	5,950	377,230
iShares S&P Latin American 40 Index Fund	8,150	2,241,250
iShares S&P MidCap 400 Growth Index Fund	48,900	4,328,140
iShares S&P MidCap 400 Index Fund	33,675	2,747,207
PowerShares Dynamic Mid Cap Growth Portfolio	79,550	1,734,190
PowerShares QQQ	52,000	2,348,840
Utilities Select Sector SPDR Fund	32,850	1,336,995

Total Registered Investment Companies (Cost $30,327,309)		28,190,401

Repurchase Agreements — 9.1%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $2,933,750 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 —04/15/2030, value — $2,873,349) purchase date 06/30/2008	2,817,000	2,817,000

Total Repurchase Agreements (Cost $2,817,000)		2,817,000

Total Investments — 100.5% (Cost $33,144,309)(b)		31,007,401

Liabilities less Other Assets — (0.5%)		(148,906)

Total Net Assets — 100.0%		30,858,495

Trustee Deferred Compensation*
The Flex-funds Aggressive Growth Fund	464	3,577
The Flex-funds Defensive Growth Fund	265	2,486
The Flex-funds Dynamic Growth Fund	140	1,183
The Flex-funds Muirfield Fund	440	2,407
The Flex-funds Quantex Fund	211	3,357
The Flex-funds Socially Responsible Utilities Fund	52	1,323

Total Trustee Deferred Compensation (Cost $15,756)		14,333

The Focused Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2008, notional value $2,463,600	6	(158,400)

Total Futures Contracts		(158,400)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 — Quoted Prices	$28,190,401	$(158,400)
Level 2 — Other Significant Observable Inputs	2,817,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$31,007,401	$(158,400)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $230,383. Cost for federal income tax purposes of $33,374,692 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$77,715
Unrealized depreciation	(2,445,006)

Net unrealized appreciation (depreciation)	$(2,367,291)

*	Assets of affiliates to The Focused Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Flex-funds	21

Schedule of Investments

June 30, 2008 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — 87.9%
Basic Materials — 4.4%
Ashland, Inc.	3,255	156,891
Eastman Chemical Co.	2,535	174,560
Hercules, Inc.	7,990	135,271
Int’l Flavors & Fragrances, Inc.	3,215	125,578
Titanium Metals Corp.	5,840	81,701

(Cost 728,069)		674,001

Communications — 8.8%
CenturyTel, Inc.	3,730	132,751
Ciena Corp.	4,539	105,168
Citizens Communications Co.	12,135	137,611
EW Scripps Co.	3,435	142,690
Interpublic Group of Cos., Inc.	19,055	163,873
JDS Uniphase Corp.#	11,622	132,026
Meredith Corp.	2,815	79,636
Monster Worldwide, Inc.#	4,770	98,310
New York Times Co.	8,810	135,586
Tellabs, Inc.#	23,635	109,903
Washington Post Co./The	195	114,445

(Cost 1,815,748)		1,351,999

Consumer Cyclical — 21.0%
Autonation, Inc.#	9,865	98,847
Big Lots, Inc.#	9,665	301,935
Brunswick Corp.	9,065	96,089
Centex Corp.	6,110	81,691
Cintas Corp.	4,590	121,681
Circuit City Stores, Inc.	36,795	106,338
Darden Restaurants, Inc.	5,570	177,906
Dean Foods Co.	5,970	117,131
Dillards, Inc.	8,230	95,221
D.R. Horton, Inc.	11,730	127,271
Family Dollar Stores, Inc.	8,030	160,118
Hasbro, Inc.	6,035	215,570
IAC/InterActiveCorp#	5,740	110,667
Jones Apparel Group, Inc.	9,660	132,825
KB Home	7,150	121,049
Liz Claiborne, Inc.	7,590	107,398
Office Depot, Inc.#	11,110	121,543
OfficeMax, lnc.	7,475	103,902
Polo Ralph Lauren Corp.	2,500	156,950
Pulte Homes, Inc.	14,660	141,176
RadioShack Corp.	9,175	112,577
Robert Half International, Inc.	5,710	136,869
Wendy’s International, Inc.	5,980	162,776
Wyndham Worldwide Corp.	6,560	117,490

(Cost 4,461,179)		3,225,020

Consumer Noncyclical — 12.5%
Constellation Brands, Inc.#	6,540	129,884
Convergys Corp.#	9,390	139,535
Equifax, Inc.	4,260	143,221
Estee Lauder Cos., Inc./The	3,545	164,665
IMS Health, Inc.	6,705	156,227
King Pharmaceuticals, Inc.#	15,095	158,045
McCormick & Co., Inc.	4,080	145,493
Millipore Corp.	2,120	143,863
Mylan Laboratories, Inc.	10,985	132,589
Patterson Cos., Inc.#	4,555	133,872
Tenet Healthcare Corp.#	30,425	169,163

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — continued
Tyson Foods, Inc.	10,085	150,670
Watson Pharmaceuticals, lnc.#	5,700	154,869

(Cost 2,151,794)		1,922,096

Energy — 3.4%
Dynegy, Inc.#	21,650	185,107
Integrys Energy Group, Inc.	2,995	152,236
Rowan Cos., Inc.	3,920	183,260

(Cost 395,848)		520,603

Financial — 8.7%
Ambac Financial Group, Inc.	5,990	8,027
Apartment Investment & Management Co.	4,593	156,437
CB Richard Ellis Group, Inc.#	7,170	137,664
CIT Group, Inc.	6,430	43,788
Developers Diversified Realty Corp.	4,030	139,881
E*TRADE Financial Corp.#	43,540	136,716
Federated Investors, Inc.	3,760	129,419
First Horizon National Corp.	8,510	63,229
Janus Capital Group, Inc.	4,710	124,674
Lennar Corp.	8,640	106,618
MBIA, Inc.	8,290	36,393
MGIC Investment Corp.	6,890	42,098
Sovereign Bancorp, Inc.	13,550	99,728
Wachovia Corp. Pref. Dividend Equalization	1,700	0
Zions Bancorporation	3,310	104,232

(Cost 2,281,244)		1,328,904

Industrial — 12.9%
Allied Waste Industries, Inc.#	14,020	176,932
Ball Corp.	3,445	164,464
Bemis Co.	5,640	126,449
Black & Decker Corp.	2,210	127,097
Leggett & Platt, Inc.	8,855	148,498
Molex, Inc.	5,655	138,039
Pactiv Corp.#	5,795	123,028
Pall Corp.	3,840	152,371
PerkinElmer, lnc.	5,950	165,708
Ryder System, Inc.	3,280	225,926
Sealed Air Corp.	6,675	126,892
Snap — On, Inc.	3,210	166,952
Stanley Works/The	3,195	143,232

(Cost 1,968,223)		1,985,588

Technology — 12.3%
Advanced Micro Devices, Inc.#	20,610	120,156
Affiliated Computer Services, Inc.#	3,420	182,936
Compuware Corp.#	17,410	166,092
Harman International Industries, Inc.	2,090	86,505
Jabil Circuit, Inc.	10,120	166,069
Lexmark International, Inc.#	4,430	148,095
LSI Logic Corp.#	29,110	178,735
Novell, Inc.#	22,505	132,555
Novellus Systems, Inc.#	5,600	118,664
QLogic Corp.#	10,885	158,812
Teradata Corp.#	5,630	130,278
Teradyne, Inc.#	14,940	165,386
Unisys Corp.#	32,680	129,086

(Cost 2,151,409)		1,883,369

The accompanying notes are an integral part of these financial statements.

22	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — continued
Utilities — 3.9%
CMS Energy Corp.	8,895	132,536
Nicor, Inc.	3,645	155,241
Pinnacle West Capital Corp.	3,640	112,003
TECO Energy, Inc.	8,990	193,195

(Cost 584,729)		592,975

Total Common Stocks (Cost $16,538,243)		13,484,555

U.S. Government Obligations — 2.0%
U.S. Treasury Bill, 1.79%, due 09/04/2008*	300,000	299,054

Total U.S. Government Obligations (Cost $299,020)		299,054

Repurchase Agreements — 10.4%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $1,671,519 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value — $1,637,105) purchase date 06/30/2008	1,605,000	1,605,000

Total Repurchase Agreements (Cost $1,605,000)		1,605,000

Total Investments — 100.3% (Cost $18,442,263)(b)		15,388,609

Liabilities less Other Assets — (0.3%)		(53,358)

Total Net Assets — 100.0%		15,335,251

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	257	1,981
The Flex-funds Defensive Growth Fund	146	1,369
The Flex-funds Dynamic Growth Fund	765	6,464
The Flex-funds Muirfield Fund	2,148	11,750
The Flex-funds Quantex Fund	917	14,589
The Flex-funds Socially Responsible Utilities Fund	139	3,536

Total Trustee Deferred Compensation (Cost $35,784)		39,689

The Quantex Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2008, notional value $1,642,400	4	(105,600)

Total Futures Contracts		(105,600)

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$13,783,609	$(105,600)
Level 2 — Other Significant Observable Inputs	1,605,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$15,388,609	$(105,600)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$873,759
Unrealized depreciation	(3,927,413)

Net unrealized appreciation (depreciation)	$(3,053,654)

ADR	American Depositary Receipt
#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	23

Schedule of Investments

June 30, 2008 (unaudited)

The Socially Responsible Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Common Stocks — 99.3%
Electric Utility — 19.7%
AES Corp.#	63,580	1,221,372
Covanta Holding Corp.#	33,610	897,051
Itron, Inc#	5,840	574,364
MDU Resources Group, Inc.	24,322	847,865
Northeast Utilities	21,705	554,129
Pepco Holdings, Inc.	15,750	403,987
Sierra Pacific Resources	63,130	802,382

(Cost 4,662,555)		5,301,150

Independent Power Producer — 1.1%
Dynegy, Inc.#	33,485	286,297

(Cost 163,747)		286,297

Natural Gas Distribution — 10.9%
AGL Resources, Inc.	15,115	522,677
Atmos Energy Corp.	9,645	265,913
NiSource, Inc.	54,630	978,969
ONEOK, Inc.	8,625	421,159
Southern Union Co.	28,730	776,285

(Cost 2,716,651)		2,965,003

Oil Exploration & Production — 2.5%
Ultra Petroleum Corp.#	6,620	650,084

(Cost 181,704)		650,084

Pipelines — 19.6%
El Paso Corp.	48,495	1,054,281
Enterprise Products Partners, L.P.	21,646	639,423
Equitable Resources, Inc#	9,965	688,183
Kinder Morgan Energy Partners, L.P.	17,873	996,062
Questar Corp.	13,305	945,187
Spectra Energy Corp.	33,050	949,857

(Cost 3,695,003)		5,272,993

Telephone & Telecommunications — 43.3%
America Movil SAB de CV — ADR#	11,270	594,492
AT&T, Inc.	34,500	1,162,305
BCE, Inc.	14,980	521,454
China Mobile Limited — ADR#	6,605	442,205
Corning, Inc.	40,090	924,074
Cypress Semiconductor Corp.	15,625	386,719
Fairpoint Communications Inc	592	4,268
NII Holdings, Inc. #	35,715	1,696,037
Nokia Corp. — ADR	22,515	551,618
Philippine Long Distance Telephone Company — ADR	9,850	526,187
PT Telekomunikasi Indonesia — ADR	16,400	528,900
Tele Norte Leste Participacoes SA — ADR	31,785	791,764
Telefonica S.A. — ADR	10,020	797,392
Telephone and Data Systems, Inc.	11,630	549,750
Telus Corp.	13,280	535,582
Verizon Communications, Inc.	31,370	1,110,498
Vivo Participacoes SA — ADR	88,380	562,097

(Cost 11,047,042)		11,685,342

Water Utility — 2.2%
American Water Works Co., Inc.#	26,260	582,447

(Cost 566,045)		582,447

Total Common Stocks (Cost $23,032,747)		26,743,316

The Socially Responsible Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)(a)
Repurchase Agreements — 0.4%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $115,600 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value — $113,220) purchase date 06/30/2008	111,000	111,000

Total Repurchase Agreements (Cost $111,000)		111,000

Total Investments — 99.7% (Cost $23,143,747)(b)		26,854,316

Other Assets less Liabilities — 0.3%		89,666

Total Net Assets — 100.0%		26,943,982

Trustee Deferred Compensation*
The Flex-funds Aggressive Growth Fund	304	2,344
The Flex-funds Defensive Growth Fund	174	1,632
The Flex-funds Dynamic Growth Fund	559	4,724
The Flex-funds Muirfield Fund	1,636	8,949
The Flex-funds Quantex Fund	732	11,646
The Flex-funds Socially Responsible Utilities Fund	104	2,646

Total Trustee Deferred Compensation (Cost $29,667)		31,941

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 — Quoted Prices	$26,743,316	$—
Level 2 — Other Significant Observable Inputs	111,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$26,854,316	$—

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying notes are an integral part of these financial statements.

24	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Socially Responsible Utilities Fund

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,477,556
Unrealized depreciation	(766,987)

Net unrealized appreciation (depreciation)	$3,710,569

ADR American Depositary Receipt

#	Represents non-income producing securities.
*	Assets of affiliates to The Socially Responsible Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	25

Schedule of Investments

June 30, 2008 (unaudited)

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)(a)
U.S. Government Obligations — 84.3%
Fannie Mae, 3.00%, due 01/14/2011	1,000,000	988,937
Fannie Mae, 4.00%, due 04/29/2013	1,000,000	991,632
Fannie Mae, 4.60%, due 06/05/2018	1,000,000	980,265
Federal Home Loan Bank, 3.125%, due 10/21/2011	1,000,000	981,266
Federal Home Loan Bank, 4.25%, due 06/14/2013	1,000,000	996,289
Federal Home Loan Bank, 5.625%, due 06/09/2017	1,000,000	1,066,538
Federal Home Loan Bank, 5.50%, due 05/12/2023	1,000,000	989,420
Federal Home Loan Mortgage Corporation, 4.25%, due 03/11/2013	1,000,000	996,299
Federal Home Loan Mortgage Corporation, 4.32%, due 04/29/2013	1,000,000	997,324
Federal Home Loan Mortgage Corporation, 4.05%, due 05/01/2013	1,000,000	989,527
Federal Home Loan Mortgage Corporation, 4.60%, due 06/05/2018	1,000,000	979,205
Federal Home Loan Mortgage Corporation, 5.30%, due 05/12/2020	1,000,000	993,462
Freddie Mac, 4.375%, due 07/17/2015	1,000,000	995,000

Total U.S. Government Obligations (Cost $12,957,952)		12,945,164

Repurchase Agreements — 15.8%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $2,524,462 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value — $2,472,488) purchase date 06/30/2008	2,424,000	2,424,000

Total Repurchase Agreements (Cost $2,424,000)		2,424,000

Total Investments — 100.1% (Cost $15,381,952)(b)		15,369,164

Liabilities less Other Assets — (0.1%)		(12,344)

Total Net Assets — 100.0%		15,356,820

Trustee Deferred Compensation*
The Flex-funds Aggressive Growth Fund	220	1,696
The Flex-funds Defensive Growth Fund	126	1,182
The Flex-funds Dynamic Growth Fund	420	3,549
The Flex-funds Muirfield Fund	1,219	6,668
The Flex-funds Quantex Fund	548	8,719
The Flex-funds Socially Responsible Utilities Fund	79	2,010

Total Trustee Deferred Compensation (Cost $22,300)		23,824

The U.S. Government Bond Fund

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	15,369,164	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$15,369,164	$—

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$68,469
Unrealized depreciation	(81,257)

Net unrealized appreciation (depreciation)	$(12,788)

*	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

26	The Flex-funds

Schedule of Investments

June 30, 2008 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)(a)
Commercial Paper — 42.1%
ABN-AMRO NA	2.38%		07/03/08	2,000,000	1,999,739
ABN-AMRO NA	2.76%		07/10/08	3,000,000	2,997,963
ABN-AMRO NA	2.49%		07/14/08	2,000,000	1,998,231
ABN-AMRO NA	2.65%		08/12/08	2,000,000	1,993,933
ABN-AMRO NA	2.60%		08/21/08	2,000,000	1,992,775
Bank of America	2.42%		07/16/08	1,000,000	999,008
Bank of America	2.88%		08/01/08	1,000,000	997,563
Bank of America	2.46%		08/05/08	1,700,000	1,696,000
BNP PARIBAS	2.44%		07/08/08	3,800,000	3,798,227
BNP PARIBAS	2.91%		07/29/08	1,755,000	1,751,096
BNP PARIBAS	2.70%		08/01/08	2,000,000	1,995,436
CBA Delaware Finance	2.79%		07/07/08	1,080,000	1,079,505
CBA Delaware Finance	2.69%		07/11/08	2,000,000	1,998,528
CBA Delaware Finance	2.39%		07/30/08	3,400,000	3,393,563
CBA Delaware Finance	2.67%		08/05/08	2,000,000	1,994,906
CBA Delaware Finance	2.58%		08/06/08	2,000,000	1,994,920
Chevron Funding	2.16%		07/18/08	2,000,000	1,997,988
Deutsche Bank	2.43%		08/11/08	2,000,000	1,994,556
Dexia Delaware	2.64%		07/09/08	2,000,000	1,998,844
Dexia Delaware	2.77%		07/11/08	2,000,000	1,998,486
Dexia Delaware	2.59%		08/06/08	2,000,000	1,994,900
Dexia Delaware	2.69%		08/08/08	2,000,000	1,994,427
Dexia Delaware	2.67%		08/19/08	2,150,000	2,142,333
GE Capital Corp	2.59%		08/01/08	2,500,000	2,494,510
GE Capital Corp	2.44%		08/04/08	2,000,000	1,995,467
GE Capital Corp	2.65%		08/22/08	2,500,000	2,490,611
GE Capital Corp	3.00%		12/15/08	2,000,000	1,972,909
ING Funding	2.87%		07/22/08	2,000,000	1,996,710
ING Funding	2.59%		08/04/08	2,000,000	1,995,183
ING Funding	2.64%		08/07/08	2,000,000	1,994,666
ING Funding	2.60%		08/08/08	2,000,000	1,994,595
ING Funding	2.80%		08/14/08	2,296,000	2,288,283
Prudential Funding	2.37%		08/13/08	2,000,000	1,994,434
Prudential Funding	2.42%		08/19/08	2,000,000	1,993,521
Prudential Funding	2.47%		08/29/08	2,000,000	1,992,068
Prudential Funding	2.36%		09/03/08	2,000,000	1,991,751
Societe Generale	2.72%		08/06/08	2,000,000	1,994,660
Svenska Handelsbanke	2.54%		07/07/08	2,000,000	1,999,167
Svenska Handelsbanke	2.48%		07/15/08	1,000,000	999,051
Svenska Handelsbanke	2.59%		08/11/08	2,000,000	1,994,214
Svenska Handelsbanke	2.60%		08/25/08	2,000,000	1,992,208
Toyota Motor Credit	2.55%		07/01/08	2,000,000	2,000,000
Toyota Motor Credit	2.62%		07/15/08	2,000,000	1,997,993
Toyota Motor Credit	2.43%		08/14/08	2,000,000	1,994,158
Toyota Motor Credit	2.45%		09/05/08	2,000,000	1,991,200
Toyota Motor Credit	2.71%		10/23/08	2,000,000	1,983,217
UBS Finance Delaware	2.64%		07/16/08	2,600,000	2,597,183

Total Commercial Paper (Cost $95,540,687)					95,540,687

Corporate Obligations — 27.9%
Bank of America	3.25%		08/15/08	1,075,000	1,074,079
Bank of America	2.48%	*	07/18/08	5,000,000	4,997,777
Bath Technologies**	2.86%	*	07/03/08	1,040,000	1,040,000
Canadian Imperial Bank	2.76%	*	08/12/08	5,000,000	4,997,910
Cascade Plaza Project**	2.71%	*	07/03/08	7,248,000	7,248,000
Credit Suisse	2.85%	*	07/01/08	1,500,000	1,490,524
Credit Suisse	2.95%	*	09/03/08	5,000,000	5,000,000

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)(a)
Corporate Obligations — continued
Don’s Launderers-Cleaners, Inc.**	3.25%	*	07/03/08	900,000	900,000
GE Capital Corp	2.91%	*	07/24/08	500,000	499,832
Goldman Sachs	3.88%		01/15/09	4,000,000	4,011,098
Goldman Sachs	2.94%		07/01/08	2,559,000	2,545,118
Isaac Tire, Inc.**	3.25%	*	07/03/08	685,000	685,000
JP Morgan Chase	6.75%		08/15/08	1,405,000	1,408,839
Martin Wheel Co, Inc.**	2.78%	*	07/03/08	2,020,000	2,020,000
Merrill Lynch	4.83%		10/27/08	2,500,000	2,498,975
MetLife Insurance Co.**/***	2.73%	*	07/01/08	7,500,000	7,500,000
O.K.I. Supply Co.**	3.25%	*	07/03/08	645,000	645,000
Pro Tire, Inc.**	3.25%	*	07/03/08	820,000	820,000
Seariver Maritime	2.70%	*	07/01/08	2,400,000	2,400,000
Springside Corp Exchange Partners LLC**	2.81%	*	07/03/08	2,000,000	2,000,000
Taylor Brothers Properties LLC**	3.25%	*	07/03/08	995,000	995,000
US Bank NA	2.40%	*	07/01/08	5,000,000	4,998,023
Wachovia Bank	2.65%	*	07/03/08	1,200,000	1,199,527
White Castle Project**	2.81%	*	07/03/08	2,500,000	2,500,000

Total Corporate Obligations (Cost $63,474,702)					63,474,702

U.S. Government Agency Obligations — 24.2%
Fannie Mae Discount	2.36%		09/10/08	5,000,000	4,976,728
Fannie Mae Discount	2.25%		09/30/08	5,000,000	4,971,563
Fannie Mae Discount	2.52%		12/10/08	5,000,000	4,943,233
Fannie Mae Discount	2.50%		12/22/08	5,000,000	4,939,583
Federal Home Loan Bank**	2.25%	*	07/01/08	5,000,000	5,000,000
Federal Home Loan Bank**	2.31%	*	07/12/08	5,000,000	5,000,000
Federal Home Loan Bank	2.40%		04/17/09	5,000,000	5,000,000
Freddie Mac	2.23%		09/08/08	5,000,000	4,978,629
Freddie Mac	2.45%		04/09/09	5,000,000	5,000,000
Freddie Mac	2.45%		05/08/09	5,000,000	5,000,000
Freddie Mac	2.50%		05/13/09	5,000,000	5,000,000

Total U.S. Government Agency Obligations (Cost $54,809,735)					54,809,735

The accompanying notes are an integral part of these financial statements.

The Flex-funds	27

Schedule of Investments

June 30, 2008 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)(a)
Repurchase Agreements — 5.7%
Morgan Stanley DW, Inc., 2.56%, 07/01/2008, (Collateralized by $13,556,485 various Government Agencies, Agency Strips, Treasury Notes, and Treasury Strips at 5.125% — 8.625%, due 07/15/2008 — 04/15/2030, value —$13,277,380) purchase date 06/30/2008			13,017,000	13,017,000

Total Repurchase Agreements (Cost $13,017,000)				13,017,000

Total Investments — 99.9% (Cost $226,842,125)(b)				226,842,125

Other Assets less Liabilities — 0.1%				326,142

Total Net Assets — 100.0%				227,168,267

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund			220	1,696
The Flex-funds Defensive Growth Fund			126	1,182
The Flex-funds Dynamic Growth Fund			659	5,569
The Flex-funds Muirfield Fund			1,874	10,251
The Flex-funds Quantex Fund			814	12,951
The Flex-funds Socially Responsible Utilities Fund			156	3,969

Total Trustee Deferred Compensation (Cost $35,474)				35,618

(a)	Statement on Financial Accounting Standard No. 157 “Fair Value Measurements” — Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*****
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	226,842,125	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$226,842,125	$—

The Money Market Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(b)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Securities payable on demand at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at June 30, 2008. The maturity date shown reflects next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2008, securities restricted as to resale to institutional investors represented 11.6% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2008, illiquid securities represented 3.3% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
*****	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of these financial statements.

28	The Flex-funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Flex-funds	29

Statements of Assets & Liabilities

June 30, 2008 (unaudited)

	The Muirfield Fund	The Dynamic Growth Fund
Assets
Investments, at value*	$72,211,574	$57,456,753
Repurchase agreements, at value*	23,997,000	4,294,000
Trustee deferred compensation investments, at value	81,584	24,651
Cash	—	864
Cash held at broker	—	—
Receivable for securities sold	—	—
Receivable for capital stock issued	1,444	731
Receivable from investment advisor	—	—
Interest and dividend receivable	3,995	1,765
Prepaid expenses/other assets	21,788	14,221
Total Assets	96,317,385	61,792,985

Liabilities
Payable for securities purchased	—	—
Payable for Trustee Deferred Compensation Plan	81,584	24,651
Payable for net variation margin on futures contracts	3,600	9,900
Payable for capital stock redeemed	280,598	169,241
Dividends payable	—	—
Dividends payable — The Money Market Fund — Retail Class
Dividends payable — The Money Market Fund — Institutional Class
Payable to investment advisor	68,869	38,386
Accrued distribution plan (12b-1) and administrative service plan fees	30,887	25,289
Accrued transfer agent, fund accounting, CCO, and administrative fees	18,873	13,155
Accrued trustee fees	4,265	2,213
Other accrued liabilities	12,419	10,416
Total Liabilities	501,095	293,251

Net Assets	$95,816,290	$61,499,734

Net Assets
Capital	$103,555,450	$65,311,086
Accumulated undistributed (distributions in excess of) net investment income	(86,039)	(88,879)
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(4,765,975)	(860,931)
Net unrealized appreciation (depreciation) of investments and futures contracts	(2,887,146)	(2,861,542)
Total Net Assets	$95,816,290	$61,499,734

Net Assets
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	17,501,314	7,276,753
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$5.47	$8.45
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
* Investments and repurchase agreements, at cost	$98,990,118	$64,324,895

The accompanying notes are an integral part of these financial statements.

30	The Flex-funds

The Aggressive Growth Fund	The Defensive Growth Fund	The Focused Growth Fund	The Quantex Fund	The Socially Responsible Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$29,380,374	$26,373,446	$28,190,401	$13,783,609	$26,743,316	$12,945,164	$213,825,125
1,982,000	9,061,000	2,817,000	1,605,000	111,000	2,424,000	13,017,000
22,367	16,027	14,333	39,689	31,941	23,824	35,618
735	1,341,843	682	358	931	680	581
—	—	475,000	—	—	—	—
—	—	—	—	156,783	—	—
11,373	597	485	1,741	7,730	375	—
—	—	—	—	—	4,943	11,763
22,305	22,437	24,724	14,562	20,114	94,672	421,304
11,164	12,430	12,458	11,632	10,603	13,111	31,432
31,430,318	36,827,780	31,535,083	15,456,591	27,082,418	15,506,769	227,342,823

—	397,617	497,577	—	—	—	—
22,367	16,027	14,333	39,689	31,941	23,824	35,618
4,500	1,800	3,665	3,600	—	—	—
50,893	160,520	68,670	44,838	47,933	93,566	—
—	—	—	—	421	1,210
						6,259
						9,156
19,635	22,131	19,049	9,929	22,571	4,906	35,508
22,887	57,867	47,531	4,616	12,117	11,051	26,892
9,032	7,757	7,027	5,059	8,342	4,068	31,805
2,745	5,698	4,965	1,991	2,605	1,724	1,810
11,670	14,747	13,771	11,618	12,506	9,600	27,508
143,729	684,164	676,588	121,340	138,436	149,949	174,556

$31,286,589	$36,143,616	$30,858,495	$15,335,251	$26,943,982	$15,356,820	$227,168,267

$37,521,965	$41,433,120	$34,591,585	$19,443,098	$22,807,700	$16,163,592	$227,168,267
8,128	69,915	(27,407)	3,998	45,418	2,009	—

(3,841,176)	(3,076,547)	(1,410,375)	(952,591)	380,295	(795,993)	—
(2,402,328)	(2,282,872)	(2,295,308)	(3,159,254)	3,710,569	(12,788)	—
$31,286,589	$36,143,616	$30,858,495	$15,335,251	$26,943,982	$15,356,820	$227,168,267

						$201,562,436
						25,605,831
						$227,168,267

4,057,600	3,854,312	3,241,136	963,836	1,059,040	752,997
						201,562,436
						25,605,831
						227,168,267

$7.71	$9.38	$9.52	$15.91	$25.44	$20.39
						$1.00
						$1.00
$33,643,802	$37,664,519	$33,144,309	$18,442,263	$23,143,747	$15,381,952	$226,842,125

The Flex-funds	31

Statements of Operations

For the Period Ended June 30, 2008 (unaudited)

	The Muirfield Fund	The Dynamic Growth Fund
Investment Income
Interest	$226,448	$38,360
Dividends	105,249	68,658
Total Investment Income	331,697	107,018

Fund Expenses
Investment advisor	282,492	111,623
Transfer agent	35,788	17,861
Transfer agent — The Money Market Fund — Retail Class
Transfer agent — The Money Market Fund — Institutional Class
Fund accounting	20,234	14,328
Administrative	28,564	14,664
Trustee	9,643	5,513
Audit	4,962	4,962
Legal	4,305	4,305
Custody	4,689	2,787
Printing	5,785	2,811
Distribution plan (12b-1)	59,595	37,143
Distribution plan (12b-1) — The Money Market Fund — Retail Class
Distribution plan (12b-1) — The Money Market Fund — Institutional Class
Administrative service plan	59,677	29,802
Postage	2,852	1,144
Registration and filing	7,649	4,403
Insurance	2,417	968
Chief Compliance Officer	2,583	2,583
Other	5,654	3,679
Total Expenses Before Reductions	536,889	258,576

Expenses reimbursed/waived by investment advisor	—	—
Expenses paid indirectly	(34,026)	(21,841)
Distribution plan (12b-1) expenses waived	(38,174)	(21,879)
Administrative service plan expenses waived	(45,033)	(17,414)
Transfer agent expenses waived	(1,920)	(1,545)
Net Expenses	417,736	195,897

Net Investment Income (Loss)	(86,039)	(88,879)

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	(3,664,532)	(1,123,812)
Net realized gains (losses) from futures contracts	(707,383)	(312,575)
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	(4,371,915)	(1,436,387)

Net change in unrealized appreciation (depreciation) of investments and futures contracts	(1,953,011)	(2,429,601)
Net Realized and Unrealized Gain (Loss) from Investments	(6,324,926)	(3,865,988)

Net Change in Net Assets Resulting from Operations	$(6,410,965)	$(3,954,867)

The accompanying notes are an integral part of these financial statements.

32	The Flex-funds

The Aggressive Growth Fund	The Defensive Growth Fund	The Focused Growth Fund	The Quantex Fund	The Socially Responsible Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$44,754	$279,051	$100,976	$31,611	$9,061	$296,984	$3,972,936
200,631	262,563	278,978	111,342	332,783	2,843	—
245,385	541,614	379,954	142,953	341,844	299,827	3,972,936

104,816	228,405	194,365	84,119	132,210	28,901	355,732
16,770	36,549	31,102	10,093	15,865	5,780
						81,399
						8,590
16,298	20,512	19,582	10,898	15,707	9,712	29,645
13,975	29,104	25,262	8,411	13,221	7,225	94,938
5,472	10,497	8,881	3,957	5,301	3,723	3,695
4,962	4,962	4,962	4,962	4,962	4,962	4,987
4,305	4,305	4,305	4,305	4,336	4,290	4,314
2,581	5,040	4,192	3,310	2,208	1,492	8,498
2,709	6,144	5,051	1,794	2,633	1,312	23,429
34,985	76,018	64,702	16,807	33,022	14,424
						203,096
						3,225
27,896	60,908	51,831	16,848	26,444	14,418	—
1,130	2,195	1,793	1,097	3,258	673	12,131
10,805	10,822	10,603	8,286	8,316	9,926	21,933
1,254	2,905	2,597	1,134	1,117	562	7,555
2,583	2,583	2,583	2,583	2,882	2,583	2,575
3,768	3,950	3,802	4,358	4,496	3,230	29,554
254,309	504,899	435,613	182,962	275,978	113,213	895,296

—	—	—	(21,036)	—	(32,745)	(204,763)
—	—	—	—	—	—	—
(5,451)	(11,878)	(10,108)	(9,845)	(8,198)	(3,323)	(141,543)
(11,601)	—	—	(13,126)	(17,189)	(3,974)	—
—	(21,322)	(18,144)	—	—	(1,445)	(22,515)
237,257	471,699	407,361	138,955	250,591	71,726	526,475

8,128	69,915	(27,407)	3,998	91,253	228,101	3,446,461

(291,245)	(1,824,332)	(765,651)	425,237	1,784,066	242,518
(275,711)	(1,030,473)	(419,966)	100,602	—	—

(566,956)	(2,854,805)	(1,185,617)	525,839	1,784,066	242,518

(2,748,973)	(3,164,265)	(3,110,377)	(2,509,173)	(2,576,993)	(380,873)
(3,315,929)	(6,019,070)	(4,295,994)	(1,983,334)	(792,927)	(138,355)

$(3,307,801)	$(5,949,155)	$(4,323,401)	$(1,979,336)	$(701,674)	$89,746	$3,446,461

The Flex-funds	33

Statements of Changes in Net Assets

For the Period Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007

	The Muirfield Fund
	2008	2007
Operations
Net investment income (loss)	$(86,039)	$1,547,376
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	(4,371,915)	6,022,274
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(1,953,011)	(4,099,302)
Net change in net assets resulting from operations	(6,410,965)	3,470,348

Distributions to Shareholders
From net investment income	—	(1,605,522)
From net realized gain from investments, futures contracts, options contracts, and distributions by other investment companies	—	—
Net change in net assets resulting from distributions	—	(1,605,522)

Distributions to Shareholders — The Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	56,278,207	3,848,671
Reinvested	—	1,594,194
Redeemed	(4,425,043)	(10,160,626)
Net change in net assets resulting from capital transactions	51,853,164	(4,717,761)

Total Change in Net Assets	45,442,199	(2,852,935)

Net Assets — Beginning of Period	50,374,091	53,227,026
Net Assets — End of Period	$95,816,290	$50,374,091
Accumulated undistributed (distributions in excess of) net investment income	$(86,039)	$—

Share Transactions
Issued	9,934,461	636,390
Reinvested	—	264,816
Redeemed	(802,010)	(1,687,261)
Net change in shares	9,132,451	(786,055)

The accompanying notes are an integral part of these financial statements.

34	The Flex-funds

The Dynamic Growth Fund		The Aggressive Growth Fund		The Defensive Growth Fund
2008	2007	2008	2007	2008	2007

$(88,879)	$570,000	$8,128	$131,376	$69,915	$482,437

(1,436,387)	2,295,081	(566,956)	2,377,643	(2,854,805)	3,617,605

(2,429,601)	(1,567,528)	(2,748,973)	(1,158,622)	(3,164,265)	(1,651,889)
(3,954,867)	1,297,553	(3,307,801)	1,350,397	(5,949,155)	2,448,153

—	(595,949)	—	(131,376)	—	(482,437)

—	(1,280,280)	—	—	—	(3,353,278)
—	(1,876,229)	—	(131,376)	—	(3,835,715)

48,171,843	2,106,628	11,963,910	12,049,990	16,318,533	34,599,984
—	1,873,772	—	131,376	—	3,835,713
(1,831,891)	(5,853,044)	(6,210,237)	(6,114,035)	(48,516,209)	(5,246,462)
46,339,952	(1,872,644)	5,753,673	6,067,331	(32,197,676)	33,189,235

42,385,085	(2,451,320)	2,445,872	7,286,352	(38,146,831)	31,801,673

19,114,649	21,565,969	28,840,717	21,554,365	74,290,447	42,488,774
$61,499,734	$19,114,649	$31,286,589	$28,840,717	$36,143,616	$74,290,447

$(88,879)	$—	$8,128	$—	$69,915	$—

5,419,543	212,451	1,472,294	1,417,233	1,672,745	3,168,990
—	200,434	—	15,294	—	366,328
(212,211)	(598,981)	(774,003)	(725,226)	(4,921,938)	(475,026)
5,207,332	(186,096)	698,291	707,301	(3,249,193)	3,060,292

The Flex-funds	35

Statements of Changes in Net Assets

For the Period Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007

	The Focused Growth Fund		The Quantex Fund
	2008	2007	2008	2007
Operations
Net investment income (loss)	$(27,407)	$400,726	$3,998	$173,871
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	(1,185,617)	3,626,617	525,839	2,061,670
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(3,110,377)	(1,944,304)	(2,509,173)	(3,891,736)
Net change in net assets resulting from operations	(4,323,401)	2,083,039	(1,979,336)	(1,656,195)

Distributions to Shareholders
From net investment income	—	(400,726)	—	(173,871)
From net realized gain from investments, futures contracts, options contracts, and distributions by other investment companies	—	(3,499,181)	—	—
Net change in net assets resulting from distributions	—	(3,899,907)	—	(173,871)

Distributions to Shareholders — The Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	27,823,927	30,283,775	6,955,728	12,925,921
Reinvested	—	3,900,118	—	173,206
Redeemed	(56,427,517)	(5,115,025)	(7,091,528)	(13,892,276)
Net change in net assets resulting from capital transactions	(28,603,590)	29,068,868	(135,800)	(793,149)

Total Change in Net Assets	(32,926,991)	27,252,000	(2,115,136)	(2,623,215)

Net Assets — Beginning of Period	63,785,486	36,533,486	17,450,387	20,073,602
Net Assets — End of Period	$30,858,495	$63,785,486	$15,335,251	$17,450,387
Accumulated undistributed (distributions in excess of) net investment income	$(27,407)	$—	$3,998	$—

Share Transactions
Issued	2,820,026	2,709,639	416,384	633,860
Reinvested	—	368,262	—	8,768
Redeemed	(5,606,432)	(454,147)	(405,267)	(700,862)
Net change in shares	(2,786,406)	2,623,754	11,117	(58,234)

The accompanying notes are an integral part of these financial statements.

36	The Flex-funds

The Socially Responsible Utilities Fund		The U.S. Government Bond Fund		The Money Market Fund
2008	2007	2008	2007	2008	2007

$91,253	$147,631	$228,101	$388,962	$3,446,461	$9,798,785

1,784,066	3,807,509	242,518	78,163	—	—

(2,576,993)	448,200	(380,873)	331,609	—	—
(701,674)	4,403,340	89,746	798,734	3,446,461	9,798,785

(45,835)	(147,631)	(228,102)	(542,472)

—	—	—	—
(45,835)	(147,631)	(228,102)	(542,472)

				(3,112,032)	(8,686,515)
				(334,429)	(1,112,270)
				(3,446,461)	(9,798,785)

3,499,103	7,190,576	5,352,195	11,723,184	158,990,188	229,384,675
44,431	143,876	219,755	509,089	3,256,538	9,336,911
(3,184,560)	(8,226,493)	(3,845,369)	(5,837,854)	(150,890,910)	(206,667,713)

358,974	(892,041)	1,726,581	6,394,419	11,355,816	32,053,873

(388,535)	3,363,668	1,588,225	6,650,681	11,355,816	32,053,873

27,332,517	23,968,849	13,768,595	7,117,914	215,812,451	183,758,578
$26,943,982	$27,332,517	$15,356,820	$13,768,595	$227,168,267	$215,812,451

$45,418	$—	$2,009	$2,010	$—	$—

139,715	295,788	258,336	581,998	158,990,188	229,384,675
1,770	5,678	10,587	25,266	3,256,538	9,336,911
(128,136)	(334,197)	(185,015)	(288,752)	(150,890,910)	(206,667,713)
13,349	(32,731)	83,908	318,512	11,355,816	32,053,873

The Flex-funds	37

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2008 (unaudited) and Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	Total Distributions
The Muirfield Fund(1)(2)(3)(4)(5)(6)(7)
2008	$6.02	(0.01)	(0.54)	(0.55)	0.00	0.00	0.00
2007	$5.81	0.18	0.23	0.41	(0.20)	0.00	(0.20)
2006	$5.15	0.04	0.66	0.70	(0.04)	0.00	(0.04)
2005	$5.11	0.07	0.04	0.11	(0.07)	0.00	(0.07)
2004	$4.79	0.01	0.32	0.33	(0.01)	0.00	(0.01)
2003	$3.76	(0.04)	1.07	1.03	0.00	0.00	0.00
The Dynamic Growth Fund(1)(2)(3)(4)(5)(6)(7)
2008	$9.24	(0.02)	(0.77)	(0.79)	0.00	0.00	0.00
2007	$9.56	0.29	0.38	0.67	(0.30)	(0.69)	(0.99)
2006	$8.28	0.04	1.28	1.32	(0.04)	0.00	(0.04)
2005	$7.94	0.06	0.34	0.40	(0.06)	0.00	(0.06)
2004	$7.67	(0.04)	0.31	0.27	0.00	0.00	0.00
2003	$5.58	(0.06)	2.15	2.09	0.00	0.00	0.00
The Aggressive Growth Fund(1)(2)(3)(4)(5)(6)(7)
2008	$8.59	0.00	(0.88)	(0.88)	0.00	0.00	0.00
2007	$8.13	0.04	0.46	0.50	(0.04)	0.00	(0.04)
2006	$7.19	0.03	0.94	0.97	(0.03)	0.00	(0.03)
2005	$6.83	0.02	0.36	0.38	(0.02)	0.00	(0.02)
2004	$6.65	(0.03)	0.21	0.18	0.00	0.00	0.00
2003	$4.79	(0.05)	1.91	1.86	0.00	0.00	0.00
The Defensive Growth Fund(2)(4)(5)(6)
2008	$10.46	0.01	(1.09)	(1.08)	0.00	0.00	0.00
2007	$10.51	0.07	0.45	0.52	(0.07)	(0.50)	(0.57)
2006*	$10.00	0.07	0.51	0.58	(0.07)	0.00	(0.07)
The Focused Growth Fund(2)(4)(5)(6)
2008	$10.58	(0.01)	(1.05)	(1.06)	0.00	0.00	0.00
2007	$10.73	0.08	0.46	0.54	(0.07)	(0.62)	(0.69)
2006*	$10.00	0.06	0.73	0.79	(0.06)	0.00	(0.06)

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.
2	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
3	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

The accompanying notes are integral part of these financial statements.

38	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$5.47	(9.14%)	$95,816	1.40%	(0.29%)	1.51%	1.80%	67%
$6.02	7.02%	$50,374	1.38%	3.01%	1.52%	1.88%	144%
$5.81	13.62%	$53,227	1.45%	0.65%	1.56%	1.85%	131%
$5.15	2.13%	$78,181	1.42%	1.36%	1.53%	1.76%	145%
$5.11	6.80%	$69,656	1.26%	0.12%	1.45%	1.70%	145%
$4.79	27.39%	$58,524	1.39%	(1.06%)	1.47%	1.60%	252%

$8.45	(8.55%)	$61,500	1.32%	(0.60%)	1.47%	1.74%	30%
$9.24	7.06%	$19,115	1.32%	2.94%	1.46%	1.86%	150%
$9.56	15.96%	$21,566	1.42%	0.42%	1.55%	1.86%	123%
$8.28	5.08%	$31,943	1.41%	0.87%	1.58%	1.84%	202%
$7.94	3.52%	$24,862	1.20%	(0.48%)	1.41%	1.70%	174%
$7.67	37.46%	$21,024	1.22%	(0.84%)	1.27%	1.60%	250%

$7.71	(10.24%)	$31,287	1.70%	0.06%	1.70%	1.82%	54%
$8.59	6.14%	$28,841	1.70%	0.49%	1.70%	1.83%	170%
$8.13	13.54%	$21,554	1.80%	0.51%	1.81%	1.98%	200%
$7.19	5.62%	$11,639	1.88%	0.35%	2.03%	2.30%	181%
$6.83	2.71%	$10,773	1.64%	(0.41%)	1.80%	2.07%	264%
$6.65	38.83%	$9,122	1.39%	(0.85%)	1.44%	1.99%	255%

$9.38	(10.33%)	$36,144	1.55%	0.23%	1.55%	1.66%	65%
$10.46	5.03%	$74,290	1.56%	0.79%	1.56%	1.66%	137%
$10.51	5.84%	$42,489	1.72%	1.20%	1.72%	1.81%	105%

$9.52	(10.02%)	$30,858	1.57%	(0.11%)	1.57%	1.68%	51%
$10.58	5.08%	$63,785	1.58%	0.75%	1.58%	1.68%	134%
$10.73	7.91%	$36,533	1.75%	0.94%	1.75%	1.84%	92%

4	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
5	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
6	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.
7	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.
*	Commenced Operations January 31, 2006
**	Commenced Operations on December 28, 2004
***	Actual amounts were less than one-tenth of a cent

The Flex-funds	39

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2008 (unaudited) and Each Fiscal Year Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	Total Distributions
The Quantex Fund(1)(3)(5)(6)
2008	$18.32	0.00		(2.41)	(2.41)	0.00	0.00	0.00
2007	$19.86	0.16		(1.54)	(1.38)	(0.16)	0.00	(0.16)
2006	$17.09	0.08		2.77	2.85	(0.08)	0.00	(0.08)
2005	$15.95	0.01		1.14	1.15	(0.01)	0.00	(0.01)
2004	$14.82	0.00		1.13	1.13	0.00	0.00	0.00
2003	$11.65	(0.01)		3.18	3.17	0.00	0.00	0.00
The Socially Responsible Utilities Fund(1)(3)(5)(6)
2008	$26.14	0.09		(0.75)	(0.66)	(0.04)	0.00	(0.04)
2007	$22.23	0.14		3.91	4.05	(0.14)	0.00	(0.14)
2006	$19.03	0.15		3.20	3.35	(0.15)	0.00	(0.15)
2005	$16.51	0.24		2.52	2.76	(0.24)	0.00	(0.24)
2004	$14.29	0.32		2.22	2.54	(0.32)	0.00	(0.32)
2003	$12.66	0.29		1.63	1.92	(0.29)	0.00	(0.29)
The U.S. Government Bond Fund(1)(3)(5)(6)
2008	$20.58	0.32		(0.18)	0.14	(0.33)	0.00	(0.33)
2007	$20.30	0.73		0.72	1.45	(1.17)	0.00	(1.17)
2006	$20.22	0.68		0.14	0.82	(0.74)	0.00	(0.74)
2005	$20.82	0.73		(0.76)	(0.03)	(0.57)	0.00	(0.57)
2004	$21.00	0.52		(0.18)	0.34	(0.52)	0.00	(0.52)
2003	$22.79	0.35		(1.35)	(1.00)	(0.35)	(0.44)	(0.79)
The Money Market Fund — Retail Class(1)(5)(6)
2008	$1.00	0.015		N/A	0.015	(0.015)	0.000	(0.015)
2007	$1.00	0.048		N/A	0.048	(0.048)	0.000	(0.048)
2006	$1.00	0.046		N/A	0.046	(0.046)	0.000	(0.046)
2005	$1.00	0.028		N/A	0.028	(0.028)	0.000	(0.028)
2004	$1.00	0.011		N/A	0.011	(0.011)	0.000	(0.011)
2003	$1.00	0.009		N/A	0.009	(0.009)	0.000	(0.009)
The Money Market Fund — Institutional Class(5)(6)
2008	$1.00	0.016		N/A	0.016	(0.016)	0.000	(0.016)
2007	$1.00	0.050		N/A	0.050	(0.050)	0.000	(0.050)
2006	$1.00	0.048		N/A	0.048	(0.048)	0.000	(0.048)
2005	$1.00	0.030		N/A	0.030	(0.030)	0.000	(0.030)
2004**	$1.00	0.000	***	N/A	0.000	0.000	0.000	0.000 ***

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.
2	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
3	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

The accompanying notes are integral part of these financial statements.

40	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$15.91	(13.16%)	$15,335	1.65%	0.05%	1.65%	2.17%	29%
$18.32	(7.00%)	$17,450	1.56%	0.76%	1.56%	2.09%	56%
$19.86	16.67%	$20,074	1.66%	0.47%	1.66%	2.25%	30%
$17.09	7.21%	$17,114	1.75%	0.06%	1.78%	2.19%	171%
$15.95	7.62%	$18,853	1.73%	0.00%	1.77%	2.06%	253%
$14.82	27.21%	$19,968	1.84%	(0.11%)	1.84%	1.91%	140%

$25.44	(2.51%)	$26,944	1.90%	0.69%	1.90%	2.09%	23%
$26.14	18.24%	$27,333	1.90%	0.57%	1.90%	2.10%	50%
$22.23	17.68%	$23,969	2.05%	0.74%	2.05%	2.18%	27%
$19.03	16.80%	$22,644	2.03%	1.32%	2.05%	2.19%	28%
$16.51	18.01%	$28,447	1.91%	2.21%	1.91%	1.99%	38%
$14.29	15.46%	$21,038	1.92%	2.25%	1.94%	1.94%	41%

$20.39	0.64%	$15,357	0.99%	3.16%	0.99%	1.57%	88%
$20.58	7.44%	$13,769	1.01%	3.92%	1.01%	1.72%	88%
$20.30	4.13%	$7,118	1.10%	3.59%	1.10%	2.22%	106%
$20.22	(0.14%)	$6,324	1.10%	2.75%	1.10%	2.02%	159%
$20.82	1.64%	$9,316	1.10%	2.49%	1.10%	1.58%	352%
$21.00	(4.43%)	$10,840	1.10%	1.59%	1.10%	1.24%	568%

$1.00	1.53%	$201,562	0.48%	3.06%	0.48%	0.81%	N/A
$1.00	4.95%	$195,479	0.48%	4.83%	0.48%	0.84%	N/A
$1.00	4.71%	$159,641	0.48%	4.64%	0.48%	0.87%	N/A
$1.00	2.85%	$129,200	0.47%	2.79%	0.47%	0.89%	N/A
$1.00	1.06%	$148,650	0.46%	1.04%	0.46%	0.84%	N/A
$1.00	0.92%	$165,607	0.43%	0.92%	0.43%	0.82%	N/A

$1.00	1.60%	$25,606	0.34%	3.11%	0.34%	0.64%	N/A
$1.00	5.09%	$20,333	0.34%	4.98%	0.34%	0.67%	N/A
$1.00	4.86%	$24,118	0.34%	4.76%	0.34%	0.71%	N/A
$1.00	2.99%	$21,083	0.33%	2.93%	0.33%	0.71%	N/A
$1.00	0.02%	$30,310	0.33%	1.96%	0.33%	0.67%	N/A

4	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
5	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
6	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.
7	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.
*	Commenced Operations January 31, 2006
**	Commenced Operations on December 28, 2004
***	Actual amounts were less than one-tenth of a cent

The Flex-funds	41

Notes to Financial Statements

June 30, 2008 (unaudited)

1.    Organization and Significant Accounting Policies

The Flex-funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: The Muirfield Fund® (“Muirfield”), The Socially Responsible Utilities Fund (f.k.a. The Total Return Utilities Fund)(“Utilities”)(please see Note #6 “Subsequent Events” for more information), The Quantex Fund™ (f.k.a. The Highlands Growth Fund)(“Quantex”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”)(please see Note #6 “Subsequent Events” for more information), The Defensive Growth Fund (“Defensive”)(please see Note #6 “Subsequent Events” for more information), The Focused Growth Fund (“Focused”)(please see Note #6 “Subsequent Events” for more information), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Focused is growth of capital. The investment objective of Utilities is current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities and exchange traded funds that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Registered investment companies are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. Securities held in Money Market are valued at amortized cost, which approximates value. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. Money Market, in compliance with Rule 2a-7 of the 1940 Act, compares its amortized values, including illiquid and restricted securities, to the prices obtained from the independent pricing services. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Fixed income securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standard (“SFAS”) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has determined that the adoption of SFAS No. 157 will have no material impact to any financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 was issued and is

42	The Flex-funds

effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity used derivatives, how the entity accounts for derivatives, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS No. 161 and the impact on the Funds’ financial statement disclosures.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, in 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the six months ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended June 30, 2008, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2009.

The Flex-funds	43

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Focused declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2007, over-distributions of net investment income were reclassified to paid-in-capital in the amounts of $57,710 and $25,949, for Muirfield and Dynamic, respectively.

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the six months ended June 30, 2008 and the year ended December 31, 2007 were as follows:

	2008		2007
	Amount	Shares	Amount	Shares
Retail Class
Issued	$129,673,916	129,673,916	$196,554,206	196,554,206
Reinvested	3,003,146	3,003,146	8,603,255	8,603,255
Redeemed	(126,593,843)	(126,593,843)	(169,319,266)	(169,319,266)
Net increase (decrease)	$6,083,219	6,083,219	$35,838,195	35,838,195
Institutional Class
Issued	$29,316,272	29,316,272	$32,830,469	32,830,469
Reinvested	253,392	253,392	733,656	733,656
Redeemed	(24,297,067)	(24,297,067)	(37,348,447)	(37,348,447)
Net increase (decrease)	$5,272,597	5,272,597	$(3,784,322)	(3,784,322)

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

2.    Investment Transactions

For the six months ended June 30, 2008, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$57,240,758	$30,754,527
The Dynamic Growth Fund	52,188,912	8,990,153
The Aggressive Growth Fund	19,993,015	13,488,731
The Defensive Growth Fund	26,558,910	61,027,205
The Focused Growth Fund	21,744,058	45,699,404
The Quantex Fund™	5,726,450	4,283,919
The Socially Responsible Utilities Fund	6,803,946	5,986,920
The U.S. Government Bond Fund	12,495,401	10,896,920

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and

44	The Flex-funds

advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice.

For such services the Funds pay a fee at the following annual rates: Muirfield, Utilities, and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to Utilities, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million; Dynamic, Aggressive, Defensive, and Focused, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex. During the six months ended June 30, 2008, $21,036 of investment advisory fees were waived in Quantex. During the six months ended June 30, 2008, MAM voluntarily agreed to reduce $141,578 of investment advisory fees in Money Market.

The Chief Compliance Officer (“CCO”) of the Trust, who is unaffiliated with the Trust, provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO an annual fee of $46,350, plus out-of-pocket expenses. Prior to September 1, 2007, the CCO was paid an annual fee of $45,000, plus out-of-pocket expenses.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, and Focused, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For Money Market Retail Class and Money Market Institutional Class, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For Funds that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2008, MFSCo waived $1,445 and $22,515 of transfer agent fees for Bond and Money Market, respectively. MFSCo also voluntarily waived $21,322 and $18,144 of transfer agent fees for Defensive and Focused, respectively, during the six months ended June 30, 2008, and voluntarily waived $1,920 and $1,545 of transfer agent fees for Muirfield and Dynamic, respectively, during the period June 13, 2008 through June 30, 2008.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

For the six months ended June 30, 2008, MAM voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond’s total annual operating expenses to 0.99% of average daily net assets. MAM has also voluntarily agreed to reduce its fees and/or reimburse expenses to limit the Retail Class’ and the Institutional Class’ total annual operating expenses to 0.48% and 0.34%, respectively, of average daily net assets for the six months ended June 30, 2008. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2008, MAM and/or MFSCo reimbursed $32,745, $48,613, and $14,572 to Bond, the Retail Class, and the Institutional Class, respectively.

The Flex-funds	45

Muirfield and Dynamic have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds. Prior to June 1, 2008, HNB retained 0.03% of the fees collected and forwarded the remainder to the appropriate Funds. From June 1, 2008 through June 30, 2008, HNB forwarded all fees collected to the appropriate Funds. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the six months ended June 30, 2008, Muirfield and Dynamic used $34,026 and $21,841 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. Utilities, Dynamic, Aggressive, Defensive, and Focused have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the six months ended June 30, 2008, Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, Focused, and Bond waived $38,174, $8,198, $9,845, $21,879, $5,451, $11,878, $10,108, and $3,323 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class waived $139,396 and $2,147, respectively, for a total of $141,543.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or beneficially. For the six months ended June 30, 2008, Muirfield, Utilities, Quantex, Dynamic, Aggressive, and Bond waived $45,033, $17,189, $13,126, $17,414, $11,601, and $3,974 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2007 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$1,597,151	$—	$—	$1,597,151
The Dynamic Growth Fund	595,277	238,705	1,041,578	1,875,560
The Aggressive Growth Fund	132,213	—	—	132,213
The Defensive Growth Fund	482,437	1,399,872	1,953,406	3,835,715
The Focused Growth Fund	400,727	749,648	2,749,532	3,899,907
The Quantex Fund™	174,362	—	—	174,362
The Socially Responsible Utilities Fund	146,532	—	—	146,532
The U.S. Government Bond Fund	542,339	—	—	542,339
The Money Market Fund	9,829,339	—	—	9,829,339

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

46	The Flex-funds

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2006 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$377,059	$—	$377,059
The Dynamic Growth Fund	92,692	—	92,692
The Aggressive Growth Fund	87,765	—	87,765
The Defensive Growth Fund	295,633	—	295,633
The Focused Growth Fund	207,143	—	207,143
The Quantex Fund™	79,033	—	79,033
The Socially Responsible Utilities Fund	171,433	—	171,433
The U.S. Government Bond Fund	197,693	—	197,693
The Money Market Fund	7,871,702	—	7,871,702

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$—	$—	$(387,760)	$(940,435)	$(1,328,195)
The Dynamic Growth Fund	—	—	570,693	(427,178)	143,515
The Aggressive Growth Fund	—	—	(3,287,233)	359,658	(2,927,575)
The Defensive Growth Fund	—	—	—	659,651	659,651
The Focused Growth Fund	—	—	—	590,311	590,311
The Quantex Fund™	324	(324)	(1,484,505)	(644,006)	(2,128,511)
The Socially Responsible Utilities Fund	—	—	(1,403,771)	6,287,562	4,883,791
The U.S. Government Bond Fund	3,893	(1,883)	(1,038,511)	368,085	(668,416)
The Money Market Fund	—	—	—	—	—

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2007, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$387,760	2010
The Aggressive Growth Fund	3,287,233	2010
The Quantex Fund™	234,839	2010
The Quantex Fund™	1,249,666	2011
The Socially Responsible Utilities Fund	1,403,772	2011
The U.S. Government Bond Fund	657,752	2011
The U.S. Government Bond Fund	125,708	2012
The U.S. Government Bond Fund	141,817	2013
The U.S. Government Bond Fund	113,234	2014

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2007, Defensive and Focused deferred post October losses in the amounts of $212,868 and $230,383, respectively.

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2008, Charles Schwab & Co.,

The Flex-funds	47

Inc. held for the benefit of others, in aggregate, 45% of Utilities; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 94% of Defensive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 95% of Focused; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 70% of Dynamic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 80% of Aggressive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 52% of Muirfield; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 26% of Quantex; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 73% of Bond; and International Brotherhood of Electrical Workers Local 683 Health & Welfare Plan held for the benefit of others, in aggregate, 38% of Institutional Class and therefore may be deemed to control the Funds.

6.    Subsequent Events

At a meeting held April 30, 2008, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the restructuring of The Defensive Growth Fund and The Focused Growth Fund, and also approved a change in investment strategy for The Aggressive Growth Fund, all of which will be effective on or around August 25, 2008.

The Aggressive Growth Fund will be able to hold investments in both actively managed mutual funds and exchange traded funds, rather than exchange traded funds only. This will give the Fund access to a greater number of investment options and additional opportunity for potential gains. The investment objective will remain growth of capital.

The Defensive Growth Fund will be changing its name to The Defensive Balanced Fund. The Fund will normally invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, the Fund will normally invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds or money market instruments. The investment objective will be growth of capital, with current income usually of secondary importance. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions.

The Focused Growth Fund will be changing its name to The Strategic Growth Fund. The Fund will pursue its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this Fund will normally have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities, and commodity-based equities.

At a meeting held August 13, 2008, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the change of name of The Socially Responsible Utilities Fund. Effective August 25, 2008, The Socially Responsible Utilities Fund will be changing its name to The Total Return Utilities Fund. The investment strategy will remain the same with an investment objective seeking total returns through income and capital appreciation. The Fund does not and will not invest in electric utilities that generate power from nuclear reactors.

48	The Flex-funds

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with The Flex-funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle** Year of Birth: 1937	1982	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; Lead Trustee of the Trust.

James W. Didion** Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; Chairman of the Trust’s Nominating Committee.

Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Performance Committee.

Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Chairman of the Trust’s Compensation Committee.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Performance Committee, Compensation Committee, and Nominating Committee.

The Flex-funds	49

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 – present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).

David R. Carson Year of Birth: 1958	2006	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002 – 2005).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – present); Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – 2008).

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

50	The Flex-funds

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor/The Socially Responsible Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Board of Trustees

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Stuart M. Allen

Anthony D’Angelo

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

The Flex-funds®

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$61,000	$59,500
Audit-Related Fees	2,525	2,200
Tax Fees	19,800	18,900
All Other Fees	2,750	3,000

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $12,675 and $25,525 respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: August 27, 2008

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: August 27, 2008